                            SUN CAPITAL ADVISERS TRUST

                                 ANNUAL REPORT

                               DECEMBER 31, 2000

                         SUN CAPITAL MONEY MARKET FUND
                     SUN CAPITAL INVESTMENT GRADE BOND FUND
                          SUN CAPITAL REAL ESTATE FUND
                       SUN CAPITAL BLUE CHIP MID CAP FUND
                     SUN CAPITAL INVESTORS FOUNDATION FUND

                         SUN CAPITAL SELECT EQUITY FUND
                        SUN CAPITAL DAVIS FINANCIAL FUND
                      SUN CAPITAL DAVIS VENTURE VALUE FUND
                         SUN CAPITAL VALUE EQUITY FUND
                         SUN CAPITAL VALUE MANAGED FUND
                         SUN CAPITAL VALUE MID CAP FUND

                        SUN CAPITAL VALUE SMALL CAP FUND

                                                       [SUN LIFE FINANCIAL LOGO]

Sun Capital Advisers Trust is a mutual fund registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Its investment adviser is Sun Capital Advisers, Inc., a member of the Sun Life Financial group of companies.

LETTER FROM THE PRESIDENT
----------------------------------------------------------------------

Dear Contractholders,

    We are pleased to provide you with the 2000 annual report for Sun Capital Advisers Trust. The report that follows includes detailed information about portfolio holdings and an analysis of 2000 performance and investment strategy for 2001 for each of the twelve funds of Sun Capital Advisers Trust.

    One of the significant changes to Sun Capital Advisers Trust in 2000 was the addition of six funds, four subadvised by OpCap Advisors and two subadvised by Davis Selected Advisers LP. The Davis Venture Value, Davis Financial, Value Equity, Value Managed, Value Mid Cap and Value Small Cap funds were introduced on July 17.

    We appreciate your investment in the Sun Capital Advisers Trust and look forward to serving your investment needs now and in the future.

Respectfully,

/s/ James M.A. Anderson
James M.A. Anderson
President

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 MONEY MARKET FUND

For the year ended December 31, 2000, the total return of the Sun Capital Money Market Fund was 5.90%, compared to 6.18% for the Merrill Lynch three-month U.S. Treasury Bill Index.

At December 31, 2000, the Fund had net assets of $41.3 million, compared to $14.0 million a year earlier. The Fund had a seven-day yield of 5.97% and an average maturity of 41 days. The portfolio was 83% invested in highly rated commercial paper, with the remaining 17% invested in other high quality short-term instruments.

The Federal Open Market Committee of the Federal Reserve Board started the year with the Federal Funds rate at 5.50%. Believing that the economy was growing too robustly, the Committee raised rates by twenty-five basis points in February and March and made an additional fifty basis point move in May bringing the Federal Funds rate to 6.50% and the discount rate to 6%. The Federal Reserve left rates unchanged for the rest of the year but indicated at its December meeting that its bias had shifted to a concern about economic weakness. Treasury bills started the year at 5.33%, peaked at 6.43% in November, and closed the year at 5.89%. The spread on 90-day commercial paper over Treasury bills fluctuated between 25 and 120 basis points during the year. Commercial paper issuers were reluctant to issue longer-dated paper in late December as they anticipated a Federal Reserve rate cut as early as the January 31st meeting.

On January 3, 2001, the Federal Reserve, concerned about further weakening of sales and production, lower consumer confidence and higher energy prices, surprised most investors by cutting the Federal Funds rate by fifty basis points to 6% and the discount rate by twenty-five basis points to 5.75%. Our current strategy is to extend the average maturity of the Fund as opportunities occur because the Federal Reserve may have to continue easing monetary policy to counteract economic weakness.

TOP TEN HOLDINGS
AT DECEMBER 31, 2000
-------------------------------------------------------------------
                                                    % OF NET ASSETS
                                                    ---------------
U.S. Treasury Bill, 6.03%, 3/01/2001                     4.56%
Hewlett Packard Co., 6.50%, 1/8/2001                     4.05%
Citicorp, 6.43%, 2/6/01                                  3.88%
General Electric Capital, 6.53%, 1/10/2001               3.63%
American Express Credit Corporation, 6.47%,
  2/12/2001                                              3.63%
Toyota Motor Credit Co., 6.47%, 1/26/2001                3.62%
Province of British Columbia, 6.39%, 2/28/2001           3.60%
Federal Home Loan Mortgage, 6.19%, 3/15/2001             3.59%
Household Finance Corp., 6.48%, 1/31/2001                2.94%
Wells Fargo Financial, 6.48%, 1/08/2001                  2.90%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MONEY MARKET FUND AND THE MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 MONEY        MERRILL LYNCH
              MARKET FUND  3-MONTH T-BILL INDEX
DEC 7, 1998     $10,000          $10,000
Dec 14, 1998      $10,000               $10,008
Dec 21, 1998      $10,000               $10,016
Dec 28, 1998      $10,000               $10,025
Dec 31, 1998      $10,031               $10,030
Jan 31, 1999      $10,068               $10,066
Feb 28, 1999      $10,101               $10,094
Mar 31, 1999      $10,138               $10,136
Apr 30, 1999      $10,173               $10,173
May 31, 1999      $10,210               $10,212
Jun 30, 1999      $10,246               $10,255
Jul 1, 1999       $10,285               $10,297
Jul 2, 1999       $10,325               $10,338
Sep 30, 1999      $10,363               $10,385
Oct 1, 1999       $10,405               $10,426
Oct 2, 1999       $10,449               $10,467
Dec 31, 1999      $10,495               $10,513
Mar 31, 2000      $10,635               $10,660
Jun 30, 2000      $10,785               $10,822
Sep 30, 2000      $10,949               $10,985
Dec 31, 2000      $11,114               $11,164

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000**

                                                    LIFE OF
                                          ONE YEAR  FUND***
                                          --------  -------
Money Market Fund.......................    5.90%    5.24%
Merrill Lynch 3-month U.S. Treasury Bill
  Index*................................    6.18%    5.49%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Merrill Lynch three-month U.S. Treasury Bill Index is a one-security index which at the beginning of every month selects for inclusion the U.S. Treasury Bill maturing closest to, but not beyond 91 days from that date. That issue is then held for one month, sold and rolled into the new U.S. Treasury Bill.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Money Market Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from December 7, 1998 (commencement of operations) to December 31, 2000.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 INVESTMENT GRADE BOND FUND

For the year ended December 31, 2000, the total return for the Sun Capital Investment Grade Bond Fund was 9.86%. This trailed the Lehman Brothers Aggregate Bond Index return of 11.63%.

The past year saw a significant interest rate decline with two, ten and thirty-year Treasury yields falling 112, 133, and 102 basis points respectively to 5.09%, 5.11%, and 5.46%, respectively. Investor expectations for a slowing economy finally became a reality during the fourth quarter. Previous Federal Funds interest rate hikes, topping out at 6.5% in May, combined with rising energy prices and a declining stock market, led to declining consumer confidence and spending by year-end. Another revealing factor contributing to the slowdown is that over the past five years, the six-month moving average for monthly non-farm payroll growth has ranged between 200,000-300,000. Most recently, that average has fallen below 100,000. While the risk of a recession remains a low probability, the economic soft landing now looks harder than anticipated. The Federal Reserve is now focused on the slower rate of economic growth and less worried about inflation risks. At year-end, market expectations were for at least a 100 basis point Federal Funds rate reduction by mid-year 2001.

During the past year, bond investors witnessed sharp contrasts among the various sectors of the fixed-income market. Poor liquidity, the weak stock market, and economic concerns hampered performance of the non-Treasury sectors for most of the year. The U.S. Treasury sector generated a strong 13.52% return for the year when compared to the 9.39% return in the Corporate sector and the 11.16% Mortgage sector return. The below investment grade market return, as measured by the Merrill Lynch High Yield Master Index, returned -5.12% for the year. As these overall returns indicate, investors exhibited a strong preference for higher quality assets. Although there were brief moments early in the year, and again during the third quarter, when the Corporate sector staged stronger relative performance, these turned out to be false starts. Some improvement in credit valuations was seen again in late December, but not enough to offset earlier weakness.

Allocation of the Fund's investments continue to be dominated by the Mortgage and Corporate sectors. At year-end, their respective weightings were 37.5% and 37.1%. This was a change from 30% and 40% respectively from the start of the period. 91.2% of the portfolio was invested in investment grade securities, up from 89.3% on December 31, 1999. The concentration of Fund assets in the Corporate sector, including approximately 9% rated below investment grade, was the primary reason for the recent period of underperformance against market and peer benchmarks. The current portfolio duration is 4.5 years with a maturity concentration centered within the intermediate five to ten-year range.

Looking back at the year 2000, the Corporate debt markets had their worst relative return year since the 1981-82 recession. Yield spread statistics provided by Lehman Brothers, for the twenty largest issuers in the investment grade corporate universe, show their yield spreads over Treasuries to have doubled during the year. Looking forward, the risk reward for the Corporate sector appears to now favor an increased allocation. Valuations are at historic extremes and the Federal Reserve has just recently taken favorable action with their surprise lowering, on January 3, 2001, of the Federal Funds rate by 50 basis points. However, investors must now balance the market benefit of liquidity provided by the Federal Reserve, with the realization that the move was likely in response to deteriorating global economic conditions.

TOP TEN BOND ISSUERS                                  TOP FIVE BOND SECTORS
AT DECEMBER 31, 2000                                  AT DECEMBER 31, 2000
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Federal Home Loan Mortgage               16.65%         U.S. Government & Agency Oblig.         50.1%
U.S. Treasury Bonds and Notes            12.60%         Electric Utilities                       5.7%
Federal National Mortgage Assn.          11.55%         Transportation                           5.6%
Government National Mortgage Assn.       10.03%         Asset Backed                             4.7%
Ford Motor Co.                            3.04%         Telecommunications                       3.9%
Time Warner Entertainment                 1.59%
Coastal Corp.                             1.49%
MCI WorldCom, Inc.                        1.35%
Lehman Brothers, Inc.                     1.31%
Union Pacific Corp.                       1.24%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESTMENT GRADE BOND FUND AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                          LEHMAN BROTHERS AGGREGATE
              INVESTMENT GRADE BOND FUND         BOND INDEX
Dec 7, 1998                      $10,000                    $10,000
Dec 14, 1998                     $10,011                    $10,045
Dec 21, 1998                      $9,961                    $10,014
Dec 28, 1998                      $9,914                     $9,971
Dec 31, 1998                     $10,004                    $10,025
Jan 31, 1999                     $10,121                    $10,097
Feb 28, 1999                      $9,967                     $9,920
Mar 31, 1999                     $10,045                     $9,975
Apr 30, 1999                     $10,073                    $10,007
May 31, 1999                      $9,968                     $9,919
Jun 30, 1999                      $9,956                     $9,888
Jul 1, 1999                       $9,923                     $9,846
Jul 2, 1999                       $9,860                     $9,841
Sep 30, 1999                      $9,963                     $9,955
Oct 1, 1999                       $9,951                     $9,992
Oct 2, 1999                       $9,960                     $9,991
Dec 31, 1999                      $9,948                     $9,943
Mar 31, 2000                     $10,120                    $10,162
Jun 30, 2000                     $10,291                    $10,338
Sep 30, 2000                     $10,591                    $10,651
Dec 31, 2000                     $10,929                    $11,099

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000**

                                                    LIFE OF
                                          ONE YEAR  FUND***
                                          --------  -------
Investment Grade Bond Fund..............    9.86%    4.39%
Lehman Brothers Aggregate Bond Index*...   11.63%    5.15%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Investment Grade Bond Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from December 7, 1998 (commencement of operations) to December 31, 2000.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 REAL ESTATE FUND

For the year ended December 31, 2000, the Fund had a total return of 31.30%, compared to 26.81% for the Morgan Stanley REIT Index.

Several of the Fund's holdings outperformed both the Index and their property-type peers for the year, including Centerpoint (industrial), First Industrial (industrial), Equity Residential Properties (apartments), AvalonBay (apartments), BRE Properties (apartments), Equity Office Properties (office), SL Green (office), Spieker Properties (mixed), Host Marriott (hotels), CBL & Associates (malls), General Growth Properties (malls), and Kimco Realty (shopping centers). The Fund's performance was hurt by the underperformance of Macerich (+2%) and Franchise Finance (+6%).

The Morgan Stanley REIT Index outperformed the total return of the other major stock market indices, including the Dow Jones Industrials, S&P 500 and NASDAQ, for both the latest quarter and year-to-date. With signs of a slowing economy becoming more prevalent, market sentiment continued to shift away from the "growth" sectors of the market, where valuations had arguably become very stretched, and more focus was placed by investors on cash flows, dividends and valuations, all factors which favor REITs. Underlying real estate fundamentals continue to be strong across most markets, with strong same-store net operating income growth driven by both rental rate and occupancy gains, and continuing supply/demand equilibrium in most markets. Real estate demand has slowed a bit, along with the overall economic weakness, but markets continue to be tight, as supply growth has been relatively restrained even during the late stage of this real estate cycle. The capital markets have been very diligent in setting strict criteria for new developments, helping to keep supply in check.

The best performing property types in the REIT market for the year included Hotels, Apartments, Office and Mixed. The laggard property types for the year included Triple Net Lease, Self Storage, Malls and Strip Centers and Manufactured Homes.

We remain confident with our near term economic outlook for a soft landing. Recent evidence in GDP and retail sales has shown that the U.S. economy is slowing. Although a slowdown is occuring, we do not believe that the economy is in danger of entering into a recession. Unemployment is expected to hold steady at approximately 4%, and the recent 0.50% reduction in the Federal Funds Rate should serve to continue economic growth.

We remain positive on the outlook for most property types and for REITs in general. For the most part, real estate markets are in equilibrium with overbuilding a concern in only a few markets. Across the country, new construction has slowed in all property types and in most markets, and absorption has been higher than most analysts' expectations. Going forward in 2001, we anticipate a continued slowdown in supply coupled with a slowdown in absorption. This should lead to an extended period of equilibrium in most markets and property types in which quality operators should benefit. With vacancies and projected new supply so low in most markets, even a mild recession should not be too damaging for the real estate sector.

We have positioned our portfolio to do well in the current economic environment. Sectors in which we have an overweight position are apartments and industrial, with lodging our major underweight sector. We are taking the largest sector bet in apartments because of the fundamentals that drive the sector. The two groups most likely to rent apartments, 20-24 year olds forming households for the first time and individuals in their 50's whose children have moved away from home, are growing. Moreover, housing affordability continues to be an issue in most major metropolitan areas. Regarding the industrial sector, many companies are modernizing their distribution process or have been outsourcing the function to logistics companies. This has created a steady demand for modern distribution and warehouse space. Additionally, because rents are more closely tied to building costs, there is a lower propensity for overbuilding. We remain underweight in the lodging sector because of supply concerns and a potential slowdown in the economy.

REIT stock valuations continue to be attractive relative to other markets. The average dividend yield is still greater than 7% (roughly 200 basis points greater than the 10-yr Treasury yield), the average price/funds from operations
(FFO) multiple is less than 10X, based on estimated 2000 FFO (vs. P/E of 23x for S&P 500), and the average price/ NAV discount is still estimated to be around 10-15%. Given these still-attractive valuation statistics, combined with the continuing healthy fundamentals of the real estate markets, REIT stock prices should find support at current levels. We look for appreciation throughout the next year at least commensurate with FFO growth (currently estimated to average approximately 9%). Combined with the dividend yield, this would provide total returns in the mid-teens.

TOP TEN HOLDINGS                                      TOP FIVE PROPERTY TYPES
AT DECEMBER 31, 2000                                  AT DECEMBER 31, 2000
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
SL Green Realty Corp.                     7.22%         Apartments                              25.5%
AvalonBay Communities, Inc.               7.11%         Office                                  21.6%
Apartment Investment & Management
  Co.                                     6.80%         Warehouse & Industrial                  10.7%
Equity Office Properties Trust            5.68%         Regional Malls                          10.4%
Kimco Realty Corp.                        4.90%         Mixed                                    8.9%
Reckson Associates Realty Corp.           4.45%
Mack-Cali Realty Corp.                    4.40%
Equity Residential Properties Trust       4.35%
Highwoods Properties, Inc.                4.29%
ProLogis Trust                            4.25%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE REAL ESTATE FUND AND THE MORGAN STANLEY REIT INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                MORGAN STANLEY
              REAL ESTATE FUND    REIT INDEX
DEC 7, 1998       $10,000          $10,000
Dec 14, 1998            $9,839          $9,723
Dec 21, 1998            $9,839          $9,687
Dec 28, 1998            $9,719          $9,574
Dec 31, 1998            $9,929          $9,774
Jan 31, 1999            $9,607          $9,511
Feb 28, 1999            $9,466          $9,355
Mar 31, 1999            $9,365          $9,303
Apr 30, 1999           $10,242         $10,203
May 31, 1999           $10,595         $10,419
Jun 30, 1999           $10,383         $10,226
Jul 1, 1999             $9,869          $9,903
Jul 2, 1999             $9,879          $9,808
Sep 30, 1999            $9,536          $9,398
Oct 1, 1999             $9,153          $9,184
Oct 2, 1999             $9,173          $9,048
Dec 31, 1999            $9,534          $9,330
Mar 31, 2000            $9,929          $9,577
Jun 30, 2000           $11,123         $10,571
Sep 30, 2000           $11,987         $11,396
Dec 31, 2000           $12,518         $11,887

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000**

                                                    LIFE OF
                                          ONE YEAR  FUND***
                                          --------  -------
Real Estate Fund........................   31.30%   11.47%
Morgan Stanley REIT Index*..............   26.81%    8.69%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees. The Morgan Stanley REIT Index is a total-return index composed of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Real Estate Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from December 7, 1998 (commencement of operations) to December 31, 2000.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 2000 MARKET OVERVIEW (BY WELLINGTON MANAGEMENT CO., LLP)

If 1999 was the year of technology, telecom, and media, 2000 was the year of electric utilities, healthcare, financials and energy. With an unfriendly Fed worried about an overheated economy and rising inflation in the first half of the year, and worried investors scrambling to get out of internet related stocks during the second half of the year, it was difficult for the market to make much headway over the past twelve months. Indeed, the S&P 500 (-9.1%) had its worst year since 1977 and NASDAQ (-39%) had its worst year since it was established in 1971. The good news, however, was that many sectors within the S&P 500 performed quite well over the course of 2000 and that the bursting of the technology bubble, while difficult to endure, should set the stage for healthier, more balanced growth going forward. A central characteristic of the ongoing bull market over the last 18 years has been the correction of valuation excesses without major damage to all sectors at the same time. Strong sectors in 2000 were electric utilities, healthcare, energy, financial services, food, beverages, and tobacco. These are all groups that perform well during periods of uncertainty and economic weakness. Weak sectors included technology, telecommunications, media, retail, autos, and basic materials. Technology had been viewed as relatively immune to economic cycles, but many companies reported disappointing sales and earnings as a result of what may have been over ordering in advance of Y2K and a perception that companies had to participate in the Internet craze no matter what the cost.

During 2000, large caps underperformed mid and small caps and value outperformed growth. The Russell 1000 Growth index returned -23%, for the year, while value stocks propelled the Russell 1000 Value index to a 7% return. Mid-cap stocks bucked the overall trend, gaining a remarkable 18%, as measured by the S&P Mid Cap 400. Small-cap stocks, as represented by the Russell 2000 index fell -3% during the year.

Looking ahead, in spite of the recent poor results for large cap equity investors, we remain cautiously optimistic. The Fed is now in position to cut rates in order to restore economic growth in the U.S. Inflation should remain under control. Investors and consumers have been reminded that there is a correlation between risk and return. The new administration in Washington has the freedom, because of the large budget surpluses, to cut taxes to stimulate the economy. Valuations are much more reasonable, particularly in technology, media, and telecommunications. The risk, of course, is that the Fed has overplayed its hand by keeping monetary policy too tight for too long and that there will be a general failure of confidence in the economy leading to further contraction and ultimately a recession. Although the U.S. economy will experience a moderation of spending on technology and other capital goods from abnormally high levels, a slowing consumer, and increased unemployment, we do not believe recession is on the horizon.

 BLUE CHIP MID CAP FUND (SUBADVISED BY WELLINGTON MANAGEMENT CO., LLP)

The Blue Chip Mid Cap Fund returned 24.96% for the twelve months ending
December 31, 2000 compared to 17.5% for the S&P MidCap 400 Index. The Fund's investment strategy utilizes a two-tiered investment approach. The first is to identify the fastest growing sectors in the market using general economic and investment research. Then we focus on individual security analysis searching for high-quality, mid-cap companies that have critical mass and the potential to be much larger. The year was a strong period for the mid-cap sector, and the Fund was able to take advantage of this positive environment. Investments that were additive to returns for the period included CIENA, SANMINA CORP. and ANALOG DEVICES in technology, WATERS CORP and HUMAN GENOME SCIENCES in healthcare, and ANADARKO PETROLEUM and R&B FALCON in energy. Mid-cap stocks (as measured by the S&P MidCap 400 Index) have outperformed both large cap stocks (S&P 500 Index) and small cap stocks (Russell 2000 Index) over the trailing one, two, three and ten year periods. We believe the above average growth prospects within the mid-cap sectors translate into further outperformance in the future.

TOP TEN HOLDINGS                                      TOP FIVE SECTORS
AT DECEMBER 31, 2000                                  AT DECEMBER 31, 2000
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Becton, Dickinson & Co.                   2.16%         Energy Services                          8.9%
McLeodUSA, Inc.                           2.09%         Business Services                        8.2%
Health Management Associates, Inc.        2.01%         Health Services                          7.5%
Nabors Industries                         1.95%         Media                                    6.4%
Family Dollar Stores                      1.91%         Software & Services                      6.4%
Lockheed Martin Corp.                     1.91%
Quest Diagnostics                         1.83%
Affiliated Computer Services, Inc.        1.82%
Ace Ltd.                                  1.81%
Manpower, Inc.                            1.76%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE BLUE CHIP MID CAP FUND AND THE S&P MIDCAP 400 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                      S&P MIDCAP
              BLUE CHIP MID CAP FUND  400 INDEX
SEP 1, 1999          $10,000           $10,000
Sep 30, 1999                  $9,700      $9,691
Dec 31, 1999                 $12,707     $11,357
Mar 31, 2000                 $15,610     $12,798
Jun 30, 2000                 $15,187     $12,376
Sep 30, 2000                 $16,768     $13,879
Dec 31, 2000                 $15,879     $13,345

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000**

                                                    LIFE OF
                                          ONE YEAR  FUND***
                                          --------  -------
Blue Chip Mid Cap Fund..................   24.96%   41.46%
S&P MidCap 400 Index*...................   17.51%   24.16%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's MidCap 400 Index is a capitalization-weighted index that measures the mid-range sector of the U.S. stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Blue Chip Mid Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from September 1, 1999 (commencement of operations) to December 31, 2000.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 INVESTORS FOUNDATION FUND (SUBADVISED BY WELLINGTON MANAGEMENT CO., LLP)

The Investors Foundation Fund returned -5.94% for the 12 month period ended December 31, 2000 versus the -9.1% return for the S&P 500 Composite Index. The Fund's investment approach combines Wellington Management's proprietary fundamental research with quantitative analysis in the security selection process. The complementary nature of these two investment "signals" has, over time, provided greater consistency of returns than the independent use of either approach. Contributing positively to investment returns during the period were stock selection and overweight positions in the health care and industrial & commercial sectors. Negatively impacting returns were stock selection in the information & entertainment and consumer discretionary sectors combined with an overweight position in the materials sector. In health care, PHARMACIA, GENZYME, IMMUNEX, MERCK, CARDINAL HEALTH and PFIZER (WARNER-LAMBERT) were among the strongest performers for the period. Within the finance sector, the Fund benefited from holding MERRILL LYNCH, CITIGROUP, AIG, and A.G. EDWARDS. After remarkable gains in the first two months of the year, the price of many growth stocks began to decline in March, and again accelerated downward in the fourth quarter. In fact, many technology stocks finished the year at or near their 52 week lows. Negatively impacting Fund returns in the technology sector were holdings in MICROSOFT , CISCO, DELL, and LUCENT. Going into 2001 we remain cautious within the technology sector looking for stocks with prices that reflect realistic assumptions of growth.

TOP TEN HOLDINGS                                      TOP FIVE SECTORS
AT DECEMBER 31, 2000                                  AT DECEMBER 31, 2000
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
General Electric Co.                      3.39%         Drugs                                   11.0%
Exxon Mobil Corp.                         2.77%         Banks                                    7.1%
Microsoft Corp.                           2.76%         Energy Sources                           6.5%
Cisco Systems, Inc.                       2.71%         Software & Services                      5.9%
Citigroup, Inc.                           2.50%         Communications Equipment                 5.7%
Merck & Co., Inc.                         2.15%
Pharmacia Corp.                           2.04%
PepsiCo, Inc.                             2.02%
International Business Machines
  Corp.                                   1.95%
Wal-Mart Stores                           1.88%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESTORS FOUNDATION FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                            S&P
              INVESTORS FOUNDATION FUND  500 INDEX
SEP 1, 1999            $10,000            $10,000
Sep 30, 1999                     $9,680     $9,726
Dec 31, 1999                    $11,213    $11,173
Mar 31, 2000                    $11,684    $11,429
Jun 30, 2000                    $11,353    $11,126
Sep 30, 2000                    $11,313    $11,018
Dec 31, 2000                    $10,547    $10,156

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000**

                                                    LIFE OF
                                          ONE YEAR  FUND***
                                          --------  -------
Investors Foundation Fund...............  (5.94)%    4.07%
S&P 500 Index...........................  (9.10)%    1.16%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Investors Foundation Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from September 1, 1999 (commencement of operations) to December 31, 2000.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 SELECT EQUITY FUND (SUBADVISED BY WELLINGTON MANAGEMENT CO., LLP)

The Select Equity Fund returned -9.71% for the twelve months ending
December 31, 2000 compared to the -9.1% return for the S&P 500 Composite Index. The Fund uses a concentrated approach whereby the stocks of 20-40 high quality, US companies are held at any given time. The Fund benefited from positive stock selection in the health care and industrial & commercial sectors, although it was not enough to offset the weaker relative performance in the information technology, consumer discretionary and telephone utilities sectors. In health care, strong performance was driven by IMMUNEX, AMERICAN HOME PRODUCTS, PHARMACIA, SCHERING-PLOUGH, and GUIDANT. In the industrial & commercial sector, TYCO, MINNESOTA MINING & MANUFACTURING, and BOEING were the most positive contributors to Fund returns. After a very strong 1999, technology stocks began to return to valuation levels more in line with their fundamentals. As a result, holdings in the sector which hurt performance included MICROSOFT, JDS UNIPHASE, and NORTEL NETWORKS. As interest rates decline and inflation moderates, the environment for equity markets should be positive. We are focused on investing in companies with strong fundamentals and earnings growth. Given the current economic environment, we will continue to invest somewhat defensively by maintaining overweights in healthcare, electric utilities, and finance while looking for opportunities in telecommunications, technology, and media.

TOP TEN HOLDINGS                                      TOP FIVE SECTORS
AT DECEMBER 31, 2000                                  AT DECEMBER 31, 2000
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Citigroup, Inc.                           5.66%         Drugs                                   15.9%
Morgan Stanley DW & Co.                   4.54%         Communications Equipment                 9.6%
Pharmacia Corp.                           4.07%         Banks                                    8.1%
American Home Products Corp.              3.68%         Financial Services                       7.1%
The Boeing Co.                            3.64%         Energy Sources                           6.5%
Qwest Communications
  International, Inc.                     3.62%
Abbott Laboratories                       3.59%
Merck & Co., Inc.                         3.53%
Texaco, Inc.                              3.43%
Tyco International Ltd.                   3.36%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SELECT EQUITY FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                     S&P
              SELECT EQUITY FUND  500 INDEX
SEP 1, 1999        $10,000         $10,000
Sep 30, 1999              $9,700     $9,726
Dec 31, 1999             $12,640    $11,173
Mar 31, 2000             $14,680    $11,429
Jun 30, 2000             $13,060    $11,126
Sep 30, 2000             $12,770    $11,018
Dec 31, 2000             $11,413    $10,156

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000**

                                             YEAR ENDED      LIFE OF
                                          DECEMBER 31, 2000  FUND***
                                          -----------------  -------
Select Equity Fund......................       (9.71)%       10.42%
S&P 500 Index...........................       (9.10)%        1.16%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Select Equity Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from September 1, 1999 (commencement of operations) to December 31, 2000.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 DAVIS FINANCIAL FUND (SUBADVISED BY DAVIS SELECTED ADVISERS, L.P.)

Since its inception on July 17, 2000, the Davis Financial Fund has achieved a return of 13.39%. During this period, financial companies performed well relative to the broader market. Therefore, the Fund easily exceeded the -12.07% performance of the S&P 500 Index.

We remind investors that relative performance over any five-month period can often be unpredictable and not significant within the context of a long-term investment strategy. Davis maintains a long-term outlook for each of the stocks and businesses selected for the Davis Financial Fund. The Portfolio Managers believe the merits of the Davis investment discipline will be clearly discernible over 3-, 5-, and 10-year horizons.

During the period since inception, the Davis Financial Fund benefited from strong performance of several high quality financial companies among its top ten holdings. Interestingly, these strong performers represented a diverse selection of financial industries. Providian Financial and Household International, both consumer-lending companies, posted returns of 23.79% and 29.36%, respectively. Golden West Financial, a savings and loan business, returned 60.35%. Also, American International Group, a global insurance and asset management firm, posted a return of 23.95%. The fact that these financial stocks have posted strong performance in spite of a higher interest rate environment lends credence to our thesis that high quality, global financial businesses can continue to grow and add shareholder value throughout an economic cycle.

The Fund maintained a marginal allocation to companies outside the financial sector, including technology companies. With the continued volatility and poor performance among tech stocks during the period, these few technology positions within the Davis Financial Fund did not contribute to positive performance. For instance, Tellabs, a maker of communications equipment, bounced back in the final months of the year, but still posted a -24.54% return for the period. While the Fund adheres to its mandate of investment in financial companies, we hope that the few non-financial positions in the portfolio will benefit shareholders over the long term.

The current volatility in the stock market is the sum of many factors. Clearly, poor earnings performance among technology companies has damaged investor confidence. One by one, each of the market leaders of recent years missed Wall Street's quarterly earnings estimates. There is growing evidence that accounting practices among many of these companies have been too liberal over recent quarters, as we have commented previously. The Presidential Election court battles also contributed to poor investor sentiment. Furthermore, the U.S. "Goldilocks" economy has slowed: consumer confidence has declined, unemployment has risen, and GDP growth has decelerated. Now, the global economy is faced with the short-term problem of high energy prices and a potentially cold winter.

We are optimists at heart, and believe that the long-term outlook for the U.S. stock market remains positive. The Federal Reserve may succeed in achieving a "soft landing" of modest growth, high productivity, and controlled inflation for the U.S. economy. In the coming year, the stock market may get some relief through a reduction in U.S. interest rates. There remains much potential for further U.S. corporate profit growth, even within the technology sector. However, we remind investors that the big drivers of the recent bull market -- steeply falling interest rates, low inflation, rising productivity, and expanding margins -- are not as strong as before. Our Senior Research Adviser, Shelby Davis, has commented that the market may remain in a long-term trading range for several years.

Our investment discipline remains the same throughout a full market cycle, regardless of the volatility conditions in the stock market. We select only high quality, well-managed financial companies with strong growth prospects for the portfolio. We will buy these stocks when the market presents us with value prices. Our research team is dedicated to identifying company management teams with smart business plans, strong track records for delivering results, entrepreneurial cultures, wise allocation of capital, and smart application of technology. Once we build a position, we will hold for the long-term. We will not change our investment discipline in reaction to market volatility, momentum, or investor "fads." We confidently believe this method is successful in building wealth over the long-term.

TOP TEN HOLDINGS                                      TOP FIVE SECTORS
AT DECEMBER 31, 2000                                  AT DECEMBER 31, 2000
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
American Express Co.                      8.71%       Insurance                                 20.9%
Transatlantic Holdings, Inc.              6.27%       Banking S&L                               14.0%
Providian Financial Corp.                 5.35%       Financial Services                        11.0%
Household International, Inc.             4.88%       Banks                                     10.7%
Tyco International Ltd.                   4.58%       Publishing                                 6.4%
Tellabs, Inc.                             4.42%
Capital One Financial Corp.               3.76%
Stilwell Financial, Inc.                  3.75%
Citigroup, Inc.                           3.46%
Moodys Corp.                              3.42%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DAVIS FINANCIAL FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                       S&P
              DAVIS FINANCIAL FUND  500 INDEX
JUL 17, 2000        $10,000          $10,000
Jul 31, 2000               $10,010     $9,478
Aug 31, 2000               $10,880    $10,067
Sep 30, 2000               $10,930     $9,535
Oct 31, 2000               $10,930     $9,495
Nov 30, 2000               $10,390     $8,747
Dec 31, 2000               $11,339     $8,793

CUMULATIVE TOTAL RETURNS**

                                                    LIFE OF
                                                    FUND***
                                                    --------
Davis Financial Fund..............................   13.39%
S&P 500 Index*....................................  (12.07)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Davis Financial Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from July 17, 2000 (commencement of operations) to December 31, 2000.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 DAVIS VENTURE VALUE FUND (SUBADVISED BY DAVIS SELECTED ADVISERS, L.P.)

Since its inception on July 17, 2000, the Davis Venture Value Fund has achieved a return of -1.42%. This performance was achieved during a time of high price volatility in the stock market. Over the same period, the S&P 500 Index returned -12.07%.

We recognize that performance over any five-month period can be unpredictable and insignificant within the context of a long-term investment strategy. As such, we are unwilling to read too much into our recent relative results. Davis maintains a long-term outlook for each of the stocks and businesses selected for the Davis Venture Value Fund. The Portfolio Managers believe the merits of their investment discipline will be clearly discernible over 3-, 5-, and 10-year horizons.

Looking back over the five-month period, we believe we can ascribe the outperformance of the Davis Venture Value Fund (relative to the returns of the S&P 500 Index) to careful stock selection and strategic allocation. The top holdings of the Fund, made up of the companies that Davis Selected Advisers, L.P. deems to be of the highest quality, generally provided positive results. Some top positions posted strong double-digit returns, such as Household International (+29.36%), American International Group (+23.95%), and Golden West Financial (+60.35%). It can be inferred that the Fund benefited from its sizeable allocation to large financial companies.

In general, technology companies did not help the Fund's performance over the period. Among the top positions of the Fund, Hewlett-Packard was a notable underperformer with a return of -52.97%, due to recent earnings concerns. Some of our other technology company positions fell substantially over the period, including Lucent Technologies (-78.33%) and printer manufacturer Lexmark International (-7.43%). However, these companies were not among the top positions of the Fund. We selectively added to some technology stocks over the quarter on price weakness.

The current volatility in the stock market is the sum of many factors. Clearly, poor earnings performance among technology companies has damaged investor confidence. One by one, each of the market leaders of recent years missed Wall Street's quarterly earnings estimates. There is growing evidence that accounting practices among many of these companies have been too liberal over recent quarters, as we have commented previously. The Presidential Election court battles also contributed to poor investor sentiment. Furthermore, the U.S. "Goldilocks" economy has slowed: consumer confidence has declined, unemployment has risen, and GDP growth has decelerated. Now, the global economy is faced with the short-term problem of high energy prices and a potentially cold winter.

We are optimists at heart, and believe that the long-term outlook for the U.S. stock market remains positive. The Federal Reserve may succeed in achieving a "soft landing" of modest growth, high productivity, and controlled inflation for the U.S. economy. In the coming year, the stock market may get some relief through a reduction in U.S. interest rates. There remains much potential for further U.S. corporate profit growth, even within the technology sector. However, we remind investors that the big drivers of the recent bull market-steeply falling interest rates, low inflation, rising productivity, and expanding margins-are not as strong as before. Our Senior Research Adviser, Shelby Davis, has commented that the market may remain in a long-term trading range for several years.

Our investment discipline remains the same throughout a full market cycle, regardless of the volatility conditions in the stock market. We select only high quality, well-managed companies with strong growth prospects for the portfolio. We will buy these stocks when the market presents us with value prices. Our research team is dedicated to identifying company management teams with smart business plans, strong track records for delivering results, entrepreneurial cultures, wise allocation of capital, and smart application of technology. Once we build a position, we will hold for the long-term. We will not change our investment discipline in reaction to market volatility, momentum, or investor "fads." We confidently believe this method is successful in building wealth over the long-term.

TOP TEN HOLDINGS                                      TOP FIVE SECTORS
AT DECEMBER 31, 2000                                  AT DECEMBER 31, 2000
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Tyco International Ltd.                   4.75%       Technology                                11.0%
American Express Co.                      4.49%       Banks                                      9.8%
American International Group, Inc.        4.30%       Insurance                                  9.5%
Household International, Inc.             4.06%       Drugs                                      9.3%
Wells Fargo & Co.                         3.80%       Financial Services                         6.8%
Citigroup, Inc.                           3.78%
Tellabs, Inc.                             3.27%
American Home Products Corp.              3.07%
Bristol-Myers Squibb Co.                  2.76%
Masco Corp.                               2.71%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DAVIS VENTURE VALUE FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                           S&P
              DAVIS VENTURE VALUE FUND  500 INDEX
JUL 17, 2000          $10,000            $10,000
Jul 31, 2000                    $9,640     $9,478
Aug 31, 2000                   $10,220    $10,067
Sep 30, 2000                    $9,770     $9,535
Oct 31, 2000                    $9,790     $9,495
Nov 30, 2000                    $9,300     $8,747
Dec 31, 2000                    $9,858     $8,793

CUMULATIVE TOTAL RETURNS**

                                                    LIFE OF
                                                    FUND***
                                                    --------
Davis Venture Value Fund..........................   (1.42)%
S&P 500 Index*....................................  (12.07)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Davis Venture Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from July 17, 2000 (commencement of operations) to December 31, 2000.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 VALUE EQUITY FUND (SUBADVISED BY OPCAP ADVISORS)

The Fund provided a total return of 13.35% from its inception on July 17, 2000, through December 31, 2000, exceeding its benchmark. The Fund's results compared with a return of -12.07% for the Standard & Poor's 500 Index.

We are pleased with these results, which were achieved in a generally lower stock market. We delivered a positive return through good stock selection, benefiting in particular from:

-  the resurgence of value stocks of the type owned by the Fund;
- our sizable holdings of financial stocks, one of the market's best sectors in the period; and
- our only limited holdings of technology stocks, which were among the poorest performers.

The stock market entered 2000 on an upward trend, with the Standard & Poor's 500 Index having risen at least 20% in each of the five prior years. However, after reaching an all-time high in March 2000, the S&P 500 Index turned lower and ended the year well below its peak. This sell off occurred amid investor concerns about the economic outlook and the prospect of a slowdown in corporate profit growth. Technology stocks, which had risen sharply in 1998 and 1999, were especially hard-hit in 2000.

The Fund was well positioned for these volatile market conditions. We had avoided most technology stocks because of our belief that they had become over priced in relation to their earnings prospects. Thus, we were able to avoid most of the impact of the technology sector's decline.

We invest for the long term in quality companies that we consider to be undervalued in relation to their earnings and cash flow. Our criteria include: good businesses with high returns on capital and growing free cash flow; competitive barriers to entry to protect those returns; and management motivated to create wealth for shareholders.

Fund performance strongly benefited from our stock selection. In contrast to the downtrend of the S&P 500 Index, every one of our 10 largest positions rose in price during the period from July 17 through December 31, 2000.

Our largest position is Freddie Mac, which securitizes home mortgages. Prior to August 2000, Freddie Mac's share price had been under pressure for more than a year due to attempts within the Congress to restrict the company's investment activities. We had believed there would be a settlement and therefore bought the stock for the Fund. The share price has climbed sharply since it became clear in late July that new restrictions would not be imposed and a settlement would be reached.

CVS, our second largest position, is a well-managed pharmacy company. CVS participates in the rapid growth for pharmaceuticals being driven by an aging population, an increase in the number of successful new drugs and increased drug utilization by managed care companies. In the past two years, CVS has flawlessly integrated two major acquisitions while significantly improving productivity and margins. Having already invested in its infrastructure, the company has embarked on a major store expansion program. We believe this program will more than double earnings over the next five years and will lead to significant excess cash flow over that period.

Holdings that detracted from performance included Computer Associates (software) and Compaq (computers), which were dragged lower by the general downdraft of the Technology sector. In the current tech environment, we believe our tech companies will continue to execute well and will be strongly positioned to emerge once the sector's difficulties subside.

We remain disciplined in our philosophy of buying undervalued companies with high cash flow and favorable business prospects. Through this philosophy, we seek to continue to outperform our benchmarks while controlling volatility and risk.

TOP TEN HOLDINGS                                      TOP FIVE SECTORS
AT DECEMBER 31, 2000                                  AT DECEMBER 31, 2000
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Freddie Mac                               5.74%         Financial Services                      15.4%
CVS Corp                                  5.00%         Banks                                   12.8%
Wells Fargo & Co.                         4.21%         Retail                                  10.0%
FleetBoston Financial                     4.15%         Telephone                                8.3%
McDonald's Corp                           3.95%         Energy Sources                           5.8%
Minnesota Mining &
  Manufacturing Co.                       3.50%
Kroger Co.                                3.36%
John Hancock Financial
  Services, Inc.                          3.06%
Verizon Communications                    3.01%
Texaco, Inc.                              2.89%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE EQUITY FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              VALUE EQUITY FUND  S&P 500 INDEX
JUL 17, 2000       $10,000          $10,000
JUL 31, 2000       $9,690           $9,437
Aug 31, 2000            $10,210        $10,135
Sep 30, 2000            $10,240         $9,665
Oct 31, 2000            $10,890         $9,549
Nov 30, 2000            $10,730         $8,676
Dec 31, 2000            $11,335         $8,793

CUMULATIVE TOTAL RETURNS**

                                                    LIFE OF
                                                    FUND***
                                                    --------
Value Equity Fund.................................  13.35%
S&P 500 Index*....................................  (12.07)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Value Equity Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from July 17, 2000 (commencement of operations) to December 31, 2000.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 VALUE MANAGED FUND (SUBADVISED BY OPCAP ADVISORS)

The Fund provided a total return of 13.88% from its inception on July 17, 2000, through December 31, 2000, despite the downward trend of the overall stock market. This return contrasted with a return of -12.07% for the Standard & Poor's 500 Index.

We achieved these results through:

-  the resurgence of value stocks of the type owned by the Fund;
- our sizable holdings of financial stocks, one of the market's best sectors in the period;
- our only limited holdings of technology stocks, which led the market downward; and
-  our conservative investment stance in a declining market.

The Fund invests in stocks, bonds and cash equivalents, with a goal of providing superior long-term investment results while preserving capital and controlling volatility and risk. At the end of December, 80% of the Fund's net assets were allocated to common stocks and 20% to cash and cash equivalents. This cash is a resource to: a) reduce risk; and b) buy stocks we like as they become available at attractive prices.

The stock market entered 2000 on an upward trend, with the Standard & Poor's 500 Index having risen at least 20% in each of the five prior years. However, after reaching an all-time high in March 2000, the S&P 500 Index turned lower and ended the year well below its peak. This sell off occurred amid investor concerns about the economic outlook and the prospect of a slowdown in corporate profit growth. Technology stocks, which had risen sharply in 1998 and 1999, were especially hard-hit in 2000.

The Fund was well positioned for these volatile market conditions. We had avoided most technology stocks because of our belief they had become over priced in relation to their earnings prospects. Thus, we were able to avoid most of the impact of the technology sector's decline.

Our stock selection proved beneficial to the Fund's performance. In contrast to the downtrend of the S&P 500 Index, every one of our 10 largest positions rose in price during the period from July 17 through December 31.

Boeing, the aircraft and aerospace company, was one of our top performers, advancing 51% in the period. This advance has been driven by the company's improving manufacturing performance, its growing free cash flow and its share buyback program. Boeing's fundamentals remain solid, and we continue to like the stock. As the price has gone up, however, we have taken some profits, trimming our position during the fourth quarter in recognition that the stock's price/earnings ratio is considerably higher today than when we first bought the shares, implying less near-term upside and more near-term price risk.

Our largest position, Freddie Mac, which securitizes home mortgages, was another major contributor to performance. Prior to August 2000, Freddie Mac's share price had been under pressure for more than a year due to attempts within the Congress to restrict the company's investment activities. We had believed there would be a settlement and therefore bought the stock for the Fund. The share price has climbed sharply since it became clear in late July that new restrictions would not be imposed and a settlement would be reached.

Other contributors included Household International, a leading consumer finance company; Minnesota Mining & Manufacturing, a diversified technology and manufacturing company; and Wells Fargo and M&T Bank in the banking sector. Household continues to generate solid financial results and is benefiting also from scarcity value as the only remaining large publicly owned finance company now that Citigroup has acquired First Capital.

We are comfortable with our sizable holdings in the banking sector. Even though several banks have recently encountered well-publicized asset quality problems, the banks we own have so far escaped this problem. In fact, we have chosen our banking stocks due in part to their conservative lending policies and strong reserves.

Holdings that detracted from performance included Computer Associates (software) and Compaq (computers), which were dragged lower by the general downdraft of the technology sector. In the current tech environment, we believe our tech companies will continue to execute well and will be strongly positioned to emerge once the sector's difficulties subside.

The Fund is positioned defensively at this time in anticipation of continued market volatility. We hold a sizable cash position looking for better buys. In addition, we believe each of our individual holdings represents good value, which helps control risk. Our larger positions turned in earnings per share growth, on average, of about 15% in 2000, yet they trade at discounts to the S&P
500. This combination of strong earnings growth and inexpensive valuations provides leverage for investment profit.

TOP TEN HOLDINGS                                      TOP FIVE SECTORS
AT DECEMBER 31, 2000                                  AT DECEMBER 31, 2000
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Freddie Mac                               8.76%         U.S. Government & Agency
Wells Fargo & Co.                         6.04%            Obligations                          19.5%
McDonald's Corp.                          4.82%         Financial Services                      14.7%
Household International Inc.              3.67%         Banks                                   13.2%
Minnesota Mining &                                      Conglomerates                            6.8%
  Manufacturing Co.                       3.64%         Energy Sources                           5.5%
Boeing Co                                 3.58%
Kroger Co.                                3.50%
M&T Bank Corp                             3.12%
Citigroup, Inc.                           2.98%
Verizon Communications                    2.93%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE MANAGED FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                     S&P
              VALUE MANAGED FUND  500 INDEX
JUL 17, 2000       $10,000         $10,000
Jul 31, 2000              $9,860     $9,478
Aug 31, 2000             $10,290    $10,067
Sep 30, 2000             $10,420     $9,535
Oct 31, 2000             $10,879     $9,495
Nov 30, 2000             $10,819     $8,747
Dec 31, 2000             $11,388     $8,793

CUMULATIVE TOTAL RETURNS**

                                                    LIFE OF
                                                    FUND***
                                                    --------
Value Managed Fund................................   13.88%
S&P 500 Index*....................................  (12.07)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Value Managed Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from July 17, 2000 (commencement of operations) to December 31, 2000.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 VALUE MID CAP FUND (SUBADVISED BY OPCAP ADVISORS)

The Fund provided a total return of 3.37% from its inception on July 17, 2000, through December 31, 2000. This return trailed the return of 16.35% for the S&P 400 MidCap Value Index.

Although we had a positive return, we trailed our value benchmarks due primarily to our sizable holdings of technology stocks, one of the market's weakest sectors in the period. We reduced our technology holdings over the course of the period, but not enough to offset sector-wide price declines.

The stocks of mid-sized companies performed well relative to large cap stocks during 2000. For the full year, the S&P 400 Mid Cap Index rose 17.51%, compared with a -9.10% return for the S&P 500 Index. Most of these gains occurred early in the year. The S&P 400 Mid Cap Index was flat to lower later in the year, including a -3.85% return for the index in the fourth quarter.

Within the mid cap market, value stocks -- those trading at prices well below estimates of their inherent worth -- significantly outperformed growth issues, as a slowdown in corporate earnings caused investors to turn toward quality undervalued companies with solid balance sheets and high cash flow.

Roper Industries, our largest holding, was up 10% in the period from July 17 through December 31, 2000. The company is a leading producer of specialty industrial controls, fluid handling and analytical instrumentation products.

Parker Hannifin, our third largest position, advanced 18%. Parker Hannifin is one of the world's leading hydraulic and industrial component companies.

We generated solid returns from our holdings of financial stocks, which represented about 15% of the Fund's assets at December 31, 2000. Our largest financial holding, John Hancock (insurance), continues to increase its operating earnings and has launched a share buyback program, helping to drive the stock's performance.

Our broadcasting and advertising holdings provided mixed returns. We own these stocks, including Clear Channel (the second largest position in the Fund) and Lamar (the fourth largest), because of their inexpensive valuations relative to their business prospects. Clear Channel, a broadcasting and outdoor advertising company, is poised for healthy high-single-digit earnings growth in 2001 in a soft-landing economy. Lamar, a billboard company, continues to achieve strong revenue and operating cash flow results.

Our tech stocks detracted significantly from the Fund's performance. These holdings include APW, an outsource manufacturer of electronic products and components; Viasystems, which fabricates printed circuit boards and has a growing presence as an outsource manufacturer; and Apogent, which makes labware equipment. Their share prices were hurt by concerns about a significant slowdown in tech demand despite the fact that these companies have significantly cheaper valuations than most other tech issues.

We believe the best investments to own are great companies with high and sustainable returns from their franchises. We find many such companies in the mid cap arena, where businesses are often owner operated, have dominant competitive positions in niche markets, have excellent growth opportunities, and are operated with a focus on generating cash flow and creating shareholder value. By investing in quality mid cap companies that feature strong growth prospects at inexpensive valuations, we seek to deliver superior investment results while controlling risk.

TOP TEN HOLDINGS                                      TOP FIVE SECTORS
AT DECEMBER 31, 2000                                  AT DECEMBER 31, 2000
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Roper Industries, Inc.                    4.03%         Machinery & Manufacturing               17.0%
Clear Channel Communications, Inc.        3.88%         Media                                   16.3%
Parker Hannifin Corp.                     3.78%         Electronics                              8.5%
Lamar Advertising Co.                     3.75%         Insurance                                8.1%
John Hancock Financial                                  Financial Services                       6.6%
  Services, Inc.                          3.52%
Apogent Technologies, Inc.                3.33%
ProLogis Trust                            3.27%
Crane Co.                                 3.26%
Arrow Electronics, Inc.                   3.15%
Anadarko Petroleum Corp.                  3.15%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE MID CAP FUND AND THE S&P 400 MID CAP VALUE INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                        S&P 400
              VALUE MID CAP FUND  MID CAP VALUE INDEX
JUL 17, 2000       $10,000              $10,000
Jul 31, 2000              $9,670               $9,456
Aug 31, 2000             $10,330              $10,512
Sep 30, 2000              $9,980              $10,441
Oct 31, 2000             $10,361              $10,087
Nov 30, 2000              $9,610               $9,325
Dec 31, 2000             $10,337              $11,635

CUMULATIVE TOTAL RETURNS**

                                                    LIFE OF
                                                    FUND***
                                                    -------
Value Mid Cap Fund................................   3.37%
S&P 400 Mid Cap Value Index*......................  16.35%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The S&P 400 Mid Cap Value Index is an unmanaged, weighted index of the stock performance of industrial, transportation, utility and financial companies. The index represents the performance of 400 of these companies having medium size market capitalizations with low price-to-book ratios and low price-to-earnings ratios.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Value Mid Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from July 17, 2000 (commencement of operations) to December 31, 2000.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 VALUE SMALL CAP FUND (SUBADVISED BY OPCAP ADVISORS)

The Fund provided a total return of 21.91% from its inception on July 17, 2000, through December 31, 2000. This performance exceeded by a wide margin the 12.33% return of the Russell 2000 Value Index.

We achieved these results by investing in well-managed undervalued companies with high cash flow, excellent competitive positions and positive business prospects. We invest in all industry sectors and seek to add value by our stock picking within a sector, not by sector bets.

Small cap stocks, which had underperformed large cap issues in 1998 and 1999, sprang back to life in 2000. Small cap value issues of the type owned by the Fund -- that is, well-managed companies with high cash flow and favorable business outlooks -- performed especially well. We delivered excellent returns in this environment, exceeding our benchmarks, through good stock selection across a range of sectors.

Among the Fund's 10 largest holdings, stocks that rose strongly in the period from July 17 through December 31 included Omnicare (pharmaceutical services for nursing homes and assisted living centers), MAXIMUS (program management and consulting services to state and local governments), John Nuveen (investment products and services), GenRad (testing equipment used in electronics manufacturing), SPS Technologies (fasteners, specialty metals, magnetic products, aerospace structures and precision tools) and Atmos Energy (natural gas utility).

Top-ten holdings that did not perform well included Elcor (shingles and other roofing products) and Cambrex (generic-drug contract manufacturer), both in the materials and processing sector.

We take a sector-neutral approach to investing -- that is, we invest in each industry in an amount approximately equal to its weighting in the Russell 2000 Value Index. Our first priority in selecting stocks is to find quality management teams in the belief that well-managed companies outperform their competitors. New positions in the fourth quarter included Centura (banking) and Stancorp Financial Group (group life and disability insurance) in the financial sector. We established a small position in Cognex, an attractively valued maker of machine-vision equipment for the semiconductor industry.

We eliminated a number of positions, including Trigon Healthcare, Renaissance Re, Mercury Computer Systems and IdaCorp, after each had appreciated to our price target. We sold wire and cable company Belden Inc. and General Semiconductor over concerns about future weakening in their product pricing. We sold Pioneer Standard Electronics in an effort to upgrade the quality of our tech holdings in what is a difficult environment for the sector.

Two detractors eliminated during the fourth quarter were Ucar, which produces electrodes for steel makers, based on our pessimistic view about the pricing of its end product, and Pre Paid Legal Services due to concerns about the company's accounting practices.

Our outlook for 2001 is quite positive. We believe our process is likely to produce strong relative performance in both up and down markets. Important elements of that process include our emphasis on companies with strong management teams and strong franchise values. Additionally, our toolbox analogy speaks to the comprehensiveness of our process: using various tools such as management interviews, weekly proprietary screens, conferences and charts to fine tune our process. All these tools are important to our work in managing the Fund.

Although we do not attempt to predict stock market trends, we believe current economic conditions, including the recent one-half percentage point reduction in short-term interest rates by the Federal Reserve (making it less expensive for corporations to borrow), are generally favorable for small cap value stocks.

TOP TEN HOLDINGS                                      TOP FIVE SECTORS
AT DECEMBER 31, 2000                                  AT DECEMBER 31, 2000
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Omnicare, Inc.                            4.38%         Machinery & Manufacturing               13.0%
MAXIMUS, Inc.                             4.09%         Business Services                       11.2%
Elcor Corp.                               3.87%         Health Services                          9.2%
Hooper Holmes, Inc.                       3.46%         Financial Services                       8.1%
Cambrex Corp.                             3.41%         Gas/Utilities                            8.0%
The John Nuveen Co.                       3.18%
GenRad, Inc.                              3.06%
G&K Services, Inc.                        3.06%
SPS Technologies, Inc.                    2.94%
Atmos Energy Corp.                        2.73%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE SMALL CAP FUND AND THE RUSSELL 2000 VALUE INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                    RUSSELL 2000
              VALUE SMALL CAP FUND  VALUE INDEX
JUL 17, 2000        $10,000           $10,000
Jul 31, 2000               $10,050       $9,228
Aug 31, 2000               $10,420       $9,932
Sep 30, 2000               $10,600       $9,640
Oct 31, 2000               $10,990       $9,210
Nov 30, 2000               $10,830       $8,264
Dec 31, 2000               $12,191      $11,233

CUMULATIVE TOTAL RETURNS**

                                                    LIFE OF
                                                    FUND***
                                                    -------
Value Small Cap Fund..............................  21.91%
Russell 2000 Value Index*.........................  12.33%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy.The Russell 2000 Value Index is an unmanaged, market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index includes the 2000 companies with the smallest market capitalizations from the Russell 3000 Index, an index representing 98% of the investable US equity market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Value Small Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from July 17, 2000 (commencement of operations) to December 31, 2000.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                            PRINCIPAL
                                             AMOUNT
                                          (000 OMITTED)      VALUE

BANKERS ACCEPTANCE - 2.4%
Bank of America Corp.
  6.36%, 5/8/01
    (amortized cost $977,563)...........    $  1,000      $   977,563
                                                          -----------
COMMERCIAL PAPER - 83.5%
American Express Credit Corp.
  6.47%, 2/12/01........................       1,498        1,498,000
American General Finance Corp.
  6.48%, 3/1/01.........................         700          692,566
  6.55%, 1/17/01........................         963          963,000
Associates Corp. of North America
  6.50%, 3/8/01.........................         800          790,467
  6.52%, 2/27/01........................         500          500,000
  6.55%, 1/8/01.........................         250          249,682
BellSouth Telecommunications, Inc.
  6.45%, 2/2/01.........................       1,125        1,118,550
CIT Group, Inc.
  6.46%, 2/13/01........................         551          546,748
  6.51%, 1/17/01........................         600          598,264
  6.57%, 1/26/01........................         232          230,942
Citicorp
  6.43%, 2/6/01.........................       1,600        1,600,000
Coca-Cola Co.
  6.37%, 3/14/01........................         610          602,229
  6.38%, 2/5/01.........................         600          596,278
  6.46%, 2/16/01........................         390          386,781
DaimlerChrysler NA
  6.50%, 2/27/01........................         500          494,854
  6.52%, 1/31/01........................       1,000          994,567
Duke Energy Co.
  6.45%, 2/9/01.........................       1,200        1,191,615
  6.48%, 1/12/01........................         300          299,406
Ford Motor Credit Co.
  6.46%, 2/9/01.........................         755          749,716
  6.50%, 1/31/01........................         745          740,965
General Electric Capital Corp.
  6.53%, 1/10/01........................       1,500        1,500,000
General Motors Acceptance Corp.
  6.50%, 1/10/01........................         400          399,350
  6.52%, 1/18/01........................         600          598,152
  6.52%, 2/1/01.........................         500          497,193
Hewlett Packard Co.
  6.50%, 1/8/01.........................       1,672        1,669,887
                                            PRINCIPAL
                                             AMOUNT
                                          (000 OMITTED)      VALUE

Household Finance Corp.
  6.40%, 1/2/01.........................    $    137      $   137,000
  6.48%, 1/31/01........................       1,213        1,213,000
International Business Machines Corp.
  6.49%, 1/19/01........................         600          598,053
Merrill Lynch & Co., Inc.
  6.49%, 1/16/01........................         550          548,513
  6.50%, 1/19/01........................         500          498,375
  6.51%, 1/12/01........................         450          449,105
Province of British Columbia
  6.39%, 2/28/01........................       1,500        1,484,558
  6.46%, 1/22/01........................         200          199,246
Province of Ontario
  6.40%, 2/20/01........................         800          792,889
  6.45%, 2/20/01........................         800          792,833
Province of Quebec
  6.49%, 2/22/01........................         975          965,860
  6.52%, 1/10/01........................         625          623,981
Texaco, Inc.
  6.51%, 1/29/01........................         700          700,000
  6.54%, 1/10/01........................       1,000        1,000,000
Toyota Motor Credit Co.
  6.47%, 1/26/01........................       1,500        1,493,260
United Parcel Service, Inc.
  6.23%, 3/15/01........................         885          873,820
Walt Disney Co.
  6.42%, 2/23/01........................       1,000          990,548
  6.55%, 1/12/01........................         390          389,219
Wells Fargo Financial, Inc.
  6.48%, 1/8/01.........................       1,200        1,198,488
                                                          -----------
Total Commercial Paper
  (amortized cost $34,457,960)..........                   34,457,960
                                                          -----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 10.4%
Federal Home Loan Mortgage
  6.19%, 3/15/01........................       1,500        1,481,172
Federal National Mortgage Assn.
  6.12%, 3/23/01........................         450          443,803
  6.12%, 3/26/01........................         501          493,846
U.S. Treasury Bill
  6.03%, 3/1/01.........................       1,900        1,881,239
                                                          -----------
Total U.S. Government & Agency
  Obligations
  (amortized cost $4,300,060)...........                    4,300,060
                                                          -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                             SHARES          VALUE

MUTUAL FUNDS - 3.7%
Federated Prime
  Obligation............................     653,600      $   653,600
SSGA Money Market
  Fund..................................     887,627          887,627
                                                          -----------
Total Mutual Funds
  (amortized cost $1,541,227)...........                    1,541,227
                                                          -----------
TOTAL INVESTMENTS - 100.0%
  (cost $41,276,810)....................                   41,276,810
Other assets less liabilities - 0.0%....                        2,571
                                                          -----------
NET ASSETS - 100.0%.....................                  $41,279,381
                                                          ===========


--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                            AMOUNT
                                            (000)        VALUE

ASSET BACKED SECURITIES - 4.7%
California Infrastructure Development
  6.42%, 9/25/08........................  $     250   $   252,285
CARCO Auto Loan Master Trust
  6.69%, 8/15/04........................        123       123,250
Discover Card Master Trust I
  6.79%, 4/16/10........................        236       239,449
Ford Credit Auto Owner Trust
  6.56%, 5/17/04........................        600       610,539
Peco Energy Transition Trust
  6.05%, 3/1/09.........................        300       298,029
Toyota Auto Receivables Owner Trust
  6.15%, 8/16/04........................        375       374,648
                                                      -----------
Total Asset Backed Securities
  (cost $1,897,281).....................                1,898,200
                                                      -----------
CORPORATE DEBT OBLIGATIONS - 37.1%
AEROSPACE - 0.6%
Northrop Grumman Corp.
  8.63%, 10/15/04.......................         80        85,217
  9.38%, 10/15/24.......................        150       159,091
                                                      -----------
                                                          244,308
                                                      -----------
AUTOMOTIVE - 0.9%
Lear Corp.
  7.96%, 5/15/05........................        200       187,560
TRW, Inc.
  6.38%, 5/19/08........................        200       188,512
                                                      -----------
                                                          376,072
                                                      -----------
BANKS - 2.0%
BankBoston NA
  6.38%, 3/25/08........................        500       484,860
Lloyds Bank Plc
  6.94%, 11/29/49.......................        400       323,512
                                                      -----------
                                                          808,372
                                                      -----------
BROADCASTING/MEDIA - 3.6%
CSC Holdings, Inc.
  9.88%, 2/15/13........................        172       178,880
Lenfest Communications, Inc.
  8.38%, 11/1/05........................        200       214,112
News America Holdings, Inc.
  9.25%, 2/1/13.........................        150       160,701
TCI Communications, Inc.
  8.75%, 8/1/15.........................        250       261,282
                                          PRINCIPAL
                                            AMOUNT
                                            (000)        VALUE

Time Warner
  Entertainment Co.
  10.15%, 5/1/12........................  $     525   $   642,894
                                                      -----------
                                                        1,457,869
                                                      -----------
BUILDING CONSTRUCTION - 0.6%
D.R. Horton, Inc.
  10.50%, 4/1/05........................        250       253,750
                                                      -----------
CHEMICALS - 0.4%
Dow Capital BV
  9.00%, 5/15/10........................        155       177,576
                                                      -----------
ELECTRIC UTILITIES - 5.7%
Cleveland Electric Illuminating Co.
  9.00%, 7/1/23.........................        225       235,733
  9.50%, 5/15/05........................        100       102,036
CMS Energy Corp.
  8.38%, 7/1/03.........................        150       148,651
Connecticut Light & Power Co.
  7.88%, 10/1/24........................        320       321,600
El Paso Electric Co.
  9.40%, 5/1/11.........................        417       453,854
Gulf States Utilities Co.
  6.41%, 8/1/01.........................        343       341,570
Kansas Gas & Electric Co.
  6.20%, 1/15/06........................        300       273,996
North Atlantic Energy Service Corp.
  9.05%, 6/1/02.........................        161       163,264
Sithe/Independence
  Funding Corp.
  7.90%, 12/30/02.......................        258       259,519
Texas Utilities Electric Co.
  9.75%, 5/1/21.........................         15        15,824
                                                      -----------
                                                        2,316,047
                                                      -----------
ENVIRONMENTAL SERVICES - 0.9%
Allied Waste North America, Inc.
  10.00%, 8/1/09........................        150       140,250
Waste Management, Inc.
  7.38%, 5/15/29........................        250       222,120
                                                      -----------
                                                          362,370
                                                      -----------
FINANCIAL SERVICES - 2.9%
Ford Motor Credit Co.
  7.88%, 6/15/10........................        600       617,202

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                            AMOUNT
                                            (000)        VALUE

Lehman Brothers Holdings, Inc.
  8.25%, 6/15/07........................  $     500   $   530,000
                                                      -----------
                                                        1,147,202
                                                      -----------
GAMING OR CASINOS - 1.7%
Harrah's Operating Co., Inc.
  7.88%, 12/15/05.......................        300       297,000
MGM Mirage, Inc.
  8.50%, 9/15/10........................        375       385,072
                                                      -----------
                                                          682,072
                                                      -----------
GAS & PIPELINE UTILITIES - 1.7%
Coastal Corp.
  9.63%, 5/15/12........................        500       601,230
Kinder Morgan, Inc.
  6.65%, 3/1/05.........................        100        99,877
                                                      -----------
                                                          701,107
                                                      -----------
HOTELS & RESTAURANTS - 0.6%
Tricon Global Restaurants, Inc.
  7.45%, 5/15/05........................        250       246,633
                                                      -----------
OIL - 1.1%
Pemex Finance Ltd.
  9.03%, 2/15/11........................        400       422,376
                                                      -----------
PAPER - 1.1%
Buckeye Technologies, Inc.
  8.50%, 12/15/05.......................        119       113,794
Georgia-Pacific Group
  9.63%, 3/15/22........................        100        88,304
  9.95%, 6/15/02........................        245       250,346
                                                      -----------
                                                          452,444
                                                      -----------
PHOTOGRAPHY - 0.4%
Polaroid Corp.
  11.50%, 2/15/06.......................        250       145,000
                                                      -----------
REAL ESTATE - 0.5%
Simon Property Group LP
  6.75%, 6/15/05........................        200       194,506
                                                      -----------
RETAIL - 1.1%
Rite Aid Corp.
  10.50%, 9/15/02 (1)...................        200       130,000
Sears Roebuck Acceptance Corp.
  6.70%, 11/15/06.......................        325       315,279
                                                      -----------
                                                          445,279
                                                      -----------
                                          PRINCIPAL
                                            AMOUNT
                                            (000)        VALUE

RETAIL GROCERY - 0.7%
Kroger Co.
  7.80%, 8/15/07........................  $     275   $   287,568
                                                      -----------
SCIENTIFIC INSTRUMENTS - 0.5%
Beckman Coulter, Inc.
  7.10%, 3/4/03.........................        200       197,444
                                                      -----------
STEEL - 0.6%
AK Steel Corp.
  7.88%, 2/15/09........................        250       220,000
                                                      -----------
TELECOMMUNICATIONS - 3.9%
Global Crossing Holdings Ltd.
  9.13%, 11/15/06.......................        350       332,500
GTE North, Inc.
  9.60%, 1/1/21.........................        175       184,420
Koninklijke (Royal) KPN NV
  8.00%, 10/1/10 (1)....................        275       265,719
MCI WorldCom, Inc.
  6.13%, 4/15/12........................        545       543,103
Qwest Communications International, Inc.
  7.50%, 11/1/08........................        100       102,755
U.S. West Capital Funding, Inc.
  6.88%, 7/15/28........................        150       132,477
                                                      -----------
                                                        1,560,974
                                                      -----------
TRANSPORTATION - 5.6%
Amerco
  7.20%, 4/1/02.........................        150       143,943
America West Airlines, Inc.
  6.86%, 1/2/06.........................        296       292,312
Atlas Air, Inc.
  9.70%, 1/2/10.........................        200       207,346
Continental Airlines, Inc.
  6.41%, 4/15/07........................        127       126,975
  8.04%, 11/1/20........................        421       452,940
Federal Express Corp. Trust
  6.72%, 1/15/22........................        376       377,159
Northwest Airlines Corp.
  7.58%, 9/1/20.........................        148       154,157
Union Pacific Corp.
  9.44%, 2/1/01.........................        500       500,880
                                                      -----------
                                                        2,255,712
                                                      -----------
Total Corporate Debt Obligations
  (cost $14,879,192)....................               14,954,681
                                                      -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                            AMOUNT
                                            (000)        VALUE

FOREIGN GOVERNMENT OBLIGATIONS - 3.4%
Hydro-Quebec
  8.40%, 1/15/22........................  $     320   $   368,812
Republic of Panama
  8.25%, 4/22/08........................        250       228,750
Republic of Philippines
  8.88%, 4/15/08........................        325       284,375
Republic of South Africa
  9.13%, 5/19/09........................        250       255,625
State of Qatar
  9.75%, 6/15/30 (1)....................        250       249,687
                                                      -----------
Total Foreign Government Obligations
  (cost $1,376,575).....................                1,387,249
                                                      -----------
COLLATERALIZED MORTGAGE OBLIGATION - 0.7%
Federal Home Loan Mortgage
  8.60%, 4/15/21
    (cost $284,352).....................        275       281,875
                                                      -----------
COMMERCIAL MORTGAGE BACKED SECURITIES - 2.2%
CS First Boston Mortgage Securities
  Corp.
  7.55%, 4/15/10........................        400       427,271
Morgan Stanley Capital I
  6.59%, 10/3/30........................        451       457,612
                                                      -----------
Total Commercial Mortgage Backed
  Securities
  (cost $842,475).......................                  884,883
                                                      -----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 50.1%
Federal Home Loan Mortgage
  6.00%, 2/1/29.........................        277       268,120
  6.50%, 12/1/28........................        454       448,312
  6.50%, 7/1/29.........................        597       588,899
  7.00%, 11/1/29........................        754       755,274
  7.00%, 5/1/30.........................        125       124,855
  7.00%, 11/1/30........................        800       801,664
  7.50%, 3/1/30.........................        487       494,806
  7.50%, 12/1/30........................      1,975     2,005,237
  8.00%, 2/1/30.........................        889       911,426
  9.00%, 11/1/06........................         42        42,814
Federal National Mortgage Assn.
  6.00%, 12/1/13........................        416       410,533
                                          PRINCIPAL
                                            AMOUNT
                                            (000)        VALUE

  7.00%, 6/1/29.........................  $     458   $   458,916
  7.00%, 12/1/29........................        288       288,202
  7.00%, 1/1/30.........................        297       297,776
  7.13%, 3/15/07........................      1,100     1,174,250
  7.50%, TBA............................      1,500     1,522,020
  8.00%, 8/1/30.........................        464       475,189
  9.50%, 6/1/03.........................         35        34,878
Government National Mortgage Assn.
  7.00%, 12/15/14.......................        480       487,907
  7.00%, 2/15/28........................        354       355,049
  7.00%, 5/15/29........................        400       401,749
  7.00%, 7/15/29........................        240       241,184
  7.50%, 3/15/30........................        497       505,217
  7.50%, 9/15/30........................        997     1,014,208
  8.00%, 1/15/30........................        545       559,767
  8.00%, 5/15/30........................        473       485,022
U.S. Treasury Bonds
  6.13%, 8/15/29........................        750       815,745
  8.13%, 8/15/19........................      1,600     2,068,256
  10.38%, 11/15/12......................      1,100     1,414,182
U.S. Treasury Notes
  7.00%, 7/15/06........................        725       789,119
                                                      -----------
Total U.S. Government & Agency
  Obligations
  (cost $19,739,654)....................               20,240,576
                                                      -----------
                                            SHARES

SHORT TERM INVESTMENTS - 4.3%
MUTUAL FUNDS - 4.3%
Federated Prime Obligation..............  1,230,824     1,230,824
SSGA Money Market Fund..................    494,229       494,229
                                                      -----------
                                                        1,725,053
                                                      -----------
Total Short Term Investments
  (amortized cost $1,725,053)...........                1,725,053
                                                      -----------
TOTAL INVESTMENTS - 102.5%
  (cost $40,744,582)....................               41,372,517
Other assets less
  liabilities - (2.5)%..................                 (996,687)
                                                      -----------
NET ASSETS - 100.0%.....................              $40,375,830
                                                      ===========

                                                           TBA = To be announced
(1) Eligible for resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000 these securities amounted to $645,406, representing 1.6% of net assets.

--------------------------------------------------------------------------------

See Notes to Financial Statements.

REAL ESTATE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES      VALUE

REAL ESTATE INVESTMENT TRUSTS - 96.1%
APARTMENTS - 25.5%
Amli Residential Properties Trust.......   22,800  $   562,875
Apartment Investment & Management Co....   23,376    1,167,339
AvalonBay Communities, Inc..............   24,356    1,220,845
BRE Properties, Inc.....................   21,190      671,458
Equity Residential Properties Trust.....   13,508      747,161
                                                   -----------
                                                     4,369,678
                                                   -----------
HOTELS - 3.8%
Host Marriott Corp......................   29,419      380,608
MeriStar Hospitality Corp...............   13,803      271,747
                                                   -----------
                                                       652,355
                                                   -----------
MIXED - 8.9%
Duke-Weeks Realty Corp..................   14,310      352,384
Reckson Associates Realty Corp..........   30,475      763,779
Spieker Properties, Inc.................    8,366      419,346
                                                   -----------
                                                     1,535,509
                                                   -----------
OFFICE - 21.6%
Equity Office Properties Trust..........   29,861      974,215
Highwoods Properties, Inc...............   29,604      736,400
Mack-Cali Realty Corp...................   26,423      754,707
SL Green Realty Corp....................   44,242    1,238,776
                                                   -----------
                                                     3,704,098
                                                   -----------
REGIONAL MALLS - 10.4%
CBL & Associates Properties, Inc........   19,503      493,670
General Growth Properties, Inc..........   17,865      646,490
Macerich Co.............................   18,590      356,695
Simon Property Group, Inc...............   11,734      281,616
                                                   -----------
                                                     1,778,471
                                                   -----------
                                          SHARES      VALUE

SHOPPING CENTERS - 8.6%
Developers Diversified Realty Corp......   24,137  $   321,324
IRT Property Co.........................   39,073      317,468
Kimco Realty Corp.......................   19,030      840,888
                                                   -----------
                                                     1,479,680
                                                   -----------
STORAGE - 3.8%
Public Storage, Inc.....................   26,809      651,794
                                                   -----------
TRIPLE NET LEASE - 2.8%
Franchise Finance Corp. of America......   20,571      479,561
                                                   -----------
WAREHOUSE & INDUSTRIAL - 10.7%
CenterPoint Properties Corp.............   14,914      704,686
First Industrial Realty Trust, Inc......   12,114      411,876
ProLogis Trust..........................   32,743      728,532
                                                   -----------
                                                     1,845,094
                                                   -----------
Total Real Estate Investment Trusts
  (cost $15,023,832)....................            16,496,240
                                                   -----------
SHORT TERM INVESTMENTS - 3.3%
MUTUAL FUNDS - 3.3%
Federated Prime Obligation..............  278,834      278,835
SSGA Money Market Fund..................  287,556      287,556
                                                   -----------
Total Short Term Investments
  (amortized cost $566,391).............               566,391
                                                   -----------
TOTAL INVESTMENTS - 99.4%
  (cost $15,590,223)....................            17,062,631
Other assets less liabilities - 0.6%....                99,486
                                                   -----------
NET ASSETS - 100.0%.....................           $17,162,117
                                                   ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

COMMON STOCK - 97.8%
AEROSPACE & DEFENSE - 1.9%
Lockheed Martin Corp....................  21,100  $   716,345
                                                  -----------
APPAREL & TEXTILES - 1.0%
Liz Claiborne, Inc......................  9,300       387,113
                                                  -----------
BANKS - 2.9%
State Street Corp.......................  4,250       527,893
UnionBanCal Corp........................  22,900      551,031
                                                  -----------
                                                    1,078,924
                                                  -----------
BUSINESS SERVICES - 8.2%
Affiliated Computer Services, Inc. Class
  A*....................................  11,250      682,734
Cintas Corp.............................  11,600      616,975
DeVry, Inc.*............................  3,100       117,025
Gartner Group, Inc. Class A.............  32,000      220,800
Herman Miller, Inc......................  11,350      326,313
Iron Mountain, Inc.*....................  12,450      462,206
Manpower, Inc...........................  17,400      661,200
                                                  -----------
                                                    3,087,253
                                                  -----------
COMMUNICATIONS EQUIPMENT - 2.3%
Cabletron Systems, Inc.*................  32,550      490,284
Harris Corp.............................  12,900      395,063
                                                  -----------
                                                      885,347
                                                  -----------
COMPUTERS & OFFICE EQUIPMENT - 1.1%
Handspring, Inc.*.......................  3,600       140,175
Palm, Inc.*.............................  9,900       280,294
                                                  -----------
                                                      420,469
                                                  -----------
DRUGS - 5.5%
Forest Laboratories, Inc.*..............  4,350       578,006
Gilead Sciences, Inc.*..................  5,500       456,156
Human Genome Sciences, Inc.*............  4,140       286,954
IDEC Pharmaceuticals Corp.*.............  1,100       208,519
Immunex Corp.*..........................  12,875      523,047
                                                  -----------
                                                    2,052,682
                                                  -----------
ELECTRIC UTILITIES - 2.0%
Calpine Corp.*..........................  9,440       425,390
DPL, Inc................................  10,100      335,194
                                                  -----------
                                                      760,584
                                                  -----------
ELECTRONICS - 6.2%
Flextronics International Ltd.*.........  11,800      336,300
FuelCell Energy, Inc.*..................  2,900       198,831
                                          SHARES     VALUE

Integrated Device Technology, Inc.*.....  5,800   $   192,125
Jabil Circuit, Inc.*....................  9,200       233,450
Novellus Systems, Inc.*.................  10,000      359,375
Sanmina Corp.*..........................  2,800       214,550
Tektronix, Inc..........................  9,100       306,556
Teradyne, Inc.*.........................  9,770       363,933
Veeco Instruments, Inc.*................  3,200       128,400
                                                  -----------
                                                    2,333,520
                                                  -----------
ENERGY SERVICES - 8.9%
Grant Prideco, Inc.*....................  20,650      453,009
Nabors Industries, Inc.*................  12,400      733,460
Noble Drilling Corp.*...................  7,700       334,469
R&B Falcon Corp.*.......................  26,900      617,019
Transocean Sedco Forex, Inc.............  9,000       414,000
Varco International, Inc.*..............  17,400      378,450
Weatherford International, Inc..........  8,550       403,987
                                                  -----------
                                                    3,334,394
                                                  -----------
ENERGY SOURCES - 2.5%
Anadarko Petroleum Corp.................  7,700       547,316
Suncor Energy, Inc......................  15,100      387,881
                                                  -----------
                                                      935,197
                                                  -----------
FINANCIAL SERVICES - 2.2%
Legg Mason, Inc.........................  7,700       419,650
The Bear Stearns Cos., Inc..............  7,800       395,362
                                                  -----------
                                                      815,012
                                                  -----------
FOOD & BEVERAGES - 2.5%
Ralston Purina Group....................  14,200      370,975
The Pepsi Bottling Group, Inc...........  14,000      559,125
                                                  -----------
                                                      930,100
                                                  -----------
HEALTH SERVICES - 7.5%
Health Management Associates, Inc. Class
  A*....................................  36,500      757,375
IMS Healthcare Corp.....................  13,800      372,600
McKesson HBOC, Inc......................  13,700      491,693
Quest Diagnostics, Inc.*................  4,850       688,700
Tenet Healthcare Corp...................  11,550      513,253
                                                  -----------
                                                    2,823,621
                                                  -----------
HOUSING - 1.7%
Danaher Corp............................  9,200       629,050
                                                  -----------
INSURANCE - 4.4%
Ace Ltd.................................  16,000      679,000

--------------------------------------------------------------------------------

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

Ambac Financial Group, Inc..............  9,475   $   552,511
MBIA, Inc...............................  5,900       437,337
                                                  -----------
                                                    1,668,848
                                                  -----------
MEDIA - 6.4%
Adelphia Communications Corp. Class
  A*....................................  6,250       322,656
American Tower Corp. Class A*...........  12,600      477,225
E.W. Scripps Co. Class A................  7,300       458,988
Lamar Advertising Co. Class A*..........  4,750       183,320
Nextel Partners, Inc. Class A*..........  9,200       154,675
Pegasus Communications Corp. Class A*...  20,260      521,695
Univision Communications, Inc. Class
  A*....................................  7,400       302,938
                                                  -----------
                                                    2,421,497
                                                  -----------
MEDICAL PRODUCTS - 5.0%
Becton, Dickinson & Co..................  23,500      813,687
Biomet, Inc.............................  13,325      528,836
St. Jude Medical, Inc.*.................  8,600       528,363
                                                  -----------
                                                    1,870,886
                                                  -----------
METALS & MINERALS - 1.3%
Vulcan Materials Co.....................  10,300      493,112
                                                  -----------
PAPER & FOREST PRODUCTS - 3.8%
Abitibi-Consolidated, Inc...............  35,500      326,156
Bowater, Inc............................  10,510      592,501
Sealed Air Corp.*.......................  16,200      494,100
                                                  -----------
                                                    1,412,757
                                                  -----------
PIPELINE - 1.1%
KeySpan Corp............................  10,100      427,988
                                                  -----------
REAL ESTATE COMPANIES - 0.6%
Starwood Hotels & Resorts Worldwide,
  Inc. Class B..........................  6,000       211,500
                                                  -----------
RETAIL - 5.1%
Bed Bath & Beyond, Inc.*................  8,300       185,713
Dollar General Corp.....................  35,000      660,625
Dollar Tree Stores, Inc.*...............  14,300      350,350
Family Dollar Stores, Inc...............  33,500      718,156
                                                  -----------
                                                    1,914,844
                                                  -----------
                                          SHARES     VALUE

SOFTWARE & SERVICES - 6.4%
Cadence Design Systems, Inc.*...........  9,100   $   250,250
Ceridian Corp.*.........................  24,900      496,444
Concord EFS, Inc.*......................  8,800       386,650
Fiserv, Inc.*...........................  5,600       265,650
HomeStore.com, Inc.*....................  7,800       156,975
Intuit, Inc.*...........................  4,000       157,750
Macromedia, Inc.*.......................  1,940       117,855
Rational Software Corp.*................  9,800       381,587
Vignette Corp.*.........................  10,200      183,600
                                                  -----------
                                                    2,396,761
                                                  -----------
TELEPHONE - 4.1%
Allegiance Telecom, Inc.*...............  11,040      245,813
BroadWing, Inc..........................  3,400        77,563
McLeodUSA, Inc.*........................  55,700      786,762
Western Wireless Corp. Class A*.........  10,700      419,306
                                                  -----------
                                                    1,529,444
                                                  -----------
TRAVEL & LEISURE - 3.2%
Ryanair Holdings Plc ADR*...............  9,100       506,756
Southwest Airlines Co...................  17,400      583,422
Starbucks Corp.*........................  2,800       123,900
                                                  -----------
                                                    1,214,078
                                                  -----------
Total Common Stock
  (cost $35,394,677)....................           36,751,326
                                                  -----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENTS - 3.0%
REPURCHASE AGREEMENT - 3.0%
State Street Bank and Trust Company,
  6.48%, 1/02/01
  (collateralized by $1,146,000
  U.S. Treasury Note,
  5.875%, 11/30/01 with a value of
  $1,173,366)
  (amortized cost $1,146,000)...........   $1,146      1,146,000
                                                     -----------
TOTAL INVESTMENTS - 100.8%
  (cost $36,540,677)....................              37,897,326
Other assets less
  liabilities - (0.8%)..................                (304,319)
                                                     -----------
NET ASSETS - 100.0%.....................             $37,593,007
                                                     ===========

  *  Non-income producing security
                                               ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTORS FOUNDATION FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

COMMON STOCK - 99.1%
AEROSPACE & DEFENSE - 3.6%
Honeywell International, Inc............     700   $   33,119
The Boeing Co...........................   1,000       66,000
United Technologies Corp................   1,300      102,212
                                                   ----------
                                                      201,331
                                                   ----------
AUTOMOBILES - 0.7%
Ford Motor Co...........................   1,598       37,453
                                                   ----------
BANKS - 7.1%
Citigroup, Inc..........................   2,766      141,239
KeyCorp.................................   2,400       67,200
Pacific Century Financial Corp..........   3,000       53,062
UnionBanCal Corp........................   1,700       40,906
Wachovia Corp...........................     900       52,313
Washington Mutual, Inc..................     900       47,756
                                                   ----------
                                                      402,476
                                                   ----------
CHEMICALS - 1.1%
Du Pont de Nemours and Co...............     500       24,156
Engelhard Corp..........................   1,800       36,675
                                                   ----------
                                                       60,831
                                                   ----------
COMMUNICATIONS EQUIPMENT - 5.7%
Cisco Systems, Inc.*....................   4,000      153,000
Corning, Inc............................     450       23,765
Exodus Communications, Inc.*............   1,000       20,000
JDS Uniphase Corp.*.....................     500       20,844
Lucent Technologies, Inc................     900       12,150
Nortel Networks Corp....................   1,100       35,269
Sonus Networks, Inc.*...................   1,300       32,825
Tekelec*................................     800       24,000
                                                   ----------
                                                      321,853
                                                   ----------
COMMUNICATION SERVICES - 0.4%
Comcast Corp. Class A*..................     600       25,050
                                                   ----------
COMPUTERS & OFFICE EQUIPMENT - 5.0%
Dell Computer Corp.*....................   3,400       59,287
EMC Corp.*..............................     800       53,200
Hewlett-Packard Co......................     600       18,938
International Business Machines Corp....   1,300      110,500
Sun Microsystems, Inc.*.................   1,500       41,812
                                                   ----------
                                                      283,737
                                                   ----------
DRUGS - 11.0%
American Home Products Corp.............     800       50,840
Eli Lilly & Co..........................     800       74,450
                                          SHARES     VALUE

Forest Laboratories, Inc.*..............     300   $   39,862
Genzyme Corp.*..........................     700       62,956
Immunex Corp.*..........................     900       36,563
Johnson & Johnson.......................     400       42,025
Merck & Co., Inc........................   1,300      121,712
Mylan Laboratories, Inc.................     900       22,669
Pfizer, Inc.............................   1,200       55,200
Pharmacia Corp..........................   1,895      115,595
                                                   ----------
                                                      621,872
                                                   ----------
ELECTRIC UTILITIES - 3.5%
Calpine Corp.*..........................   1,200       54,075
Exelon Corp.............................   1,412       99,137
Pinnacle West Capital Corp..............     900       42,862
                                                   ----------
                                                      196,074
                                                   ----------
ELECTRICAL EQUIPMENT - 3.4%
General Electric Co.....................   4,000      191,750
                                                   ----------
ELECTRONICS - 3.4%
Advanced Micro Devices, Inc.*...........     500        6,906
Applied Materials, Inc.*................     600       22,913
Intel Corp..............................   2,500       75,156
Micron Technology, Inc.*................   1,100       39,050
Solectron Corp.*........................     800       27,120
Teradyne, Inc.*.........................     500       18,625
                                                   ----------
                                                      189,770
                                                   ----------
ENERGY SERVICES - 0.6%
Helmerich & Payne, Inc..................     800       35,100
                                                   ----------
ENERGY SOURCES - 6.5%
Anadarko Petroleum Corp.................     636       45,207
Chevron Corp............................     400       33,775
Conoco, Inc. Class B....................   2,000       57,875
Exxon Mobil Corp........................   1,800      156,487
Rowan Cos., Inc.*.......................   1,000       27,000
Texaco, Inc.............................     300       18,638
Unocal Corp.............................     800       30,950
                                                   ----------
                                                      369,932
                                                   ----------
ENTERTAINMENT - 0.4%
Eastman Kodak Co........................     600       23,625
                                                   ----------
FINANCIAL SERVICES - 5.5%
Fannie Mae..............................     700       60,725
Freddie Mac.............................     500       34,438
Goldman Sachs Group, Inc................     500       53,469
Lehman Brothers Holdings, Inc...........     700       47,337
Merrill Lynch & Co., Inc................   1,000       68,187

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTORS FOUNDATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

Morgan Stanley Dean Witter & Co.........     600   $   47,550
                                                   ----------
                                                      311,706
                                                   ----------
FOOD/BEVERAGE/TOBACCO - 4.9%
Coca-Cola Co............................     300       18,281
PepsiCo, Inc............................   2,300      113,994
Philip Morris Cos., Inc.................   2,000       88,000
R.J. Reynolds Tobacco Holdings, Inc.....     700       34,125
The Pepsi Bottling Group, Inc...........     600       23,963
                                                   ----------
                                                      278,363
                                                   ----------
HEALTH SERVICES - 2.7%
CIGNA Corp..............................     500       66,150
IMS Health, Inc.........................   1,800       48,600
Tenet Healthcare Corp...................     800       35,550
                                                   ----------
                                                      150,300
                                                   ----------
HOUSEHOLD PRODUCTS - 2.6%
Kimberly-Clark Corp.....................   1,200       84,828
Procter & Gamble Co.....................     800       62,750
                                                   ----------
                                                      147,578
                                                   ----------
HOUSING - 0.3%
Black & Decker Corp.....................     400       15,700
                                                   ----------
INSURANCE - 4.0%
Ambac Financial Group, Inc..............     750       43,734
American General Corp...................     300       24,450
American International Group, Inc.......   1,000       98,563
Marsh & McLennan Cos., Inc..............     500       58,500
                                                   ----------
                                                      225,247
                                                   ----------
MACHINERY & MANUFACTURING - 2.1%
Eaton Corp..............................     300       22,556
Tyco International Ltd..................   1,700       94,350
                                                   ----------
                                                      116,906
                                                   ----------
MEDIA - 3.3%
America Online, Inc.*...................   1,600       55,680
AT&T Corp...............................   3,300       44,756
EchoStar Communications Class A*........     500       11,375
Gannett Inc.............................     900       56,757
General Motors Corp. Class H*...........     734       16,882
                                                   ----------
                                                      185,450
                                                   ----------
                                          SHARES     VALUE

MEDICAL PRODUCTS - 2.7%
Abbott Laboratories.....................   1,600   $   77,500
Becton, Dickinson & Co..................   1,400       48,475
Pall Corp...............................   1,400       29,838
                                                   ----------
                                                      155,813
                                                   ----------
METALS & MINERALS - 0.8%
Alcoa, Inc..............................     600       20,100
Freeport-McMoRan Copper Class A*........   2,800       23,100
                                                   ----------
                                                       43,200
                                                   ----------
OIL SERVICES - 0.4%
Schlumberger Ltd........................     300       23,981
                                                   ----------
PAPER & FOREST PRODUCTS - 0.5%
Temple-Inland, Inc......................     500       26,813
                                                   ----------
PIPELINE - 0.9%
El Paso Energy Corp.....................     700       50,138
                                                   ----------
RETAIL - 5.2%
Bed Bath & Beyond, Inc.*................   1,300       29,088
Home Depot, Inc.........................     450       20,559
Safeway, Inc.*..........................     900       56,250
Target Corp.............................   1,500       48,375
The Kroger Co.*.........................   1,300       35,181
Wal-Mart Stores, Inc....................   2,000      106,250
                                                   ----------
                                                      295,703
                                                   ----------
SOFTWARE & SERVICES - 5.9%
First Data Corp.........................     800       42,150
Microsoft Corp.*........................   3,600      156,150
Oracle Corp.*...........................   1,900       55,219
Rational Software Corp.*................   1,300       50,619
VeriSign, Inc.*.........................     407       30,194
                                                   ----------
                                                      334,332
                                                   ----------
TELEPHONE - 4.4%
Global Crossing Ltd.*...................   1,000       14,313
Qwest Communications International,
  Inc.*.................................   1,500       61,500
SBC Communications, Inc.................     884       42,211
Verizon Communications..................   1,900       95,237
WorldCom, Inc.*.........................   2,650       37,266
                                                   ----------
                                                      250,527
                                                   ----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTORS FOUNDATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

TRANSPORTATION - 0.5%
USFreightways Corp......................   1,000   $   30,078
                                                   ----------
Total Common Stock
  (cost $5,802,754).....................            5,602,689
                                                   ----------
TOTAL INVESTMENTS - 99.1%
  (cost $5,802,754).....................            5,602,689
Other assets less liabilities - 0.9%....               49,930
                                                   ----------
NET ASSETS - 100.0%.....................           $5,652,619
                                                   ==========


  *  Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

SELECT EQUITY FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

COMMON STOCK - 93.1%
AEROSPACE & DEFENSE - 3.6%
The Boeing Co...........................  8,200   $   541,200
                                                  -----------
BANKS - 8.1%
Citigroup, Inc..........................  16,466      840,795
State Street Corp.......................  2,900       360,209
                                                  -----------
                                                    1,201,004
                                                  -----------
COMMUNICATIONS EQUIPMENT - 9.6%
Cisco Systems, Inc.*....................  11,800      451,350
JDS Uniphase Corp.*.....................  9,000       375,188
Juniper Networks, Inc.*.................  3,000       378,187
Nortel Networks Corp....................  7,100       227,644
                                                  -----------
                                                    1,432,369
                                                  -----------
COMPUTERS & OFFICE EQUIPMENT - 2.6%
Palm, Inc.*.............................  13,800      390,713
                                                  -----------
DRUGS - 15.9%
American Home Products Corp.............  8,600       546,530
Immunex Corp.*..........................  9,700       394,062
Merck & Co., Inc.*......................  5,600       524,300
Pfizer, Inc.............................  6,500       299,000
Pharmacia Corp..........................  9,900       603,900
                                                  -----------
                                                    2,367,792
                                                  -----------
ELECTRIC UTILITIES - 4.2%
Duke Energy Corp........................  3,500       298,375
Exelon Corp.............................  4,600       322,966
                                                  -----------
                                                      621,341
                                                  -----------
ELECTRONICS - 2.2%
Broadcom Corp. Class A*.................  3,800       319,200
                                                  -----------
ENERGY SOURCES - 6.5%
Exxon Mobil Corp........................  5,200       452,075
Texaco, Inc.............................  8,200       509,425
                                                  -----------
                                                      961,500
                                                  -----------
FINANCIAL SERVICES - 7.1%
Goldman Sachs Group, Inc................  3,500       374,281
Morgan Stanley Dean Witter & Co.........  8,500       673,625
                                                  -----------
                                                    1,047,906
                                                  -----------
FOOD & BEVERAGES - 2.4%
Anheuser-Busch Cos., Inc................  7,800       354,900
                                                  -----------
INSURANCE - 4.3%
American International Group, Inc.......  3,800       374,537
Marsh & McLennan Cos., Inc..............  2,300       269,100
                                                  -----------
                                                      643,637
                                                  -----------
                                          SHARES     VALUE

MACHINERY & MANUFACTURING - 3.4%
Tyco International Ltd..................  9,000   $   499,500
                                                  -----------
MEDIA - 3.0%
America Online, Inc.*...................  12,600      438,480
                                                  -----------
MEDICAL PRODUCTS - 3.6%
Abbott Laboratories.....................  11,000      532,813
                                                  -----------
PIPELINE - 3.2%
El Paso Energy Corp.....................  6,700       479,888
                                                  -----------
RETAIL - 2.1%
Home Depot, Inc.........................  6,800       310,675
                                                  -----------
SOFTWARE & SERVICES - 5.7%
First Data Corp.........................  7,400       389,887
Oracle Corp.*...........................  15,900      462,094
                                                  -----------
                                                      851,981
                                                  -----------
TELEPHONE - 5.6%
McLeodUSA, Inc.*........................  9,700       137,013
Qwest Communications International,
  Inc.*.................................  13,100      537,100
WorldCom, Inc.*.........................  11,000      154,687
                                                  -----------
                                                      828,800
                                                  -----------
Total Common Stock
  (cost $14,717,577)....................           13,823,699
                                                  -----------
REAL ESTATE INVESTMENT TRUST - 3.1%
OFFICE - 3.1%
Equity Office Properties Trust
  (cost $431,020).......................  14,100      460,012
                                                  -----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENTS - 3.7%
REPURCHASE AGREEMENT - 3.7%
State Street Bank and Trust Company,
  6.48%, 1/02/01
  (collateralized by $550,000
  U.S. Treasury Note, 6.250, 10/31/01
  with a value of $558,267)
  (amortized cost $546,000).............   $  546        546,000
                                                     -----------
TOTAL INVESTMENTS - 99.9%
  (cost $15,694,597)....................              14,829,711
Other assets less liabilities - 0.1%....                  18,373
                                                     -----------
NET ASSETS - 100.0%.....................             $14,848,084
                                                     ===========

*Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

DAVIS FINANCIAL FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

COMMON STOCK - 92.5%
BANKS - 10.7%
Bank One Corp...........................  500     $    18,312
Citigroup, Inc..........................  3,200       163,400
Fifth Third Bancorp.....................  300          17,925
Golden West Financial Corp..............  1,900       128,250
State Street Corp.......................  300          37,263
The Bank New York Co., Inc..............  1,300        71,744
Wells Fargo & Co........................  1,200        66,825
                                                  -----------
                                                      503,719
                                                  -----------
BANKING S & L - 14.0%
Capital One Financial Corp..............  2,700       177,694
Household International, Inc............  4,200       231,000
Providian Financial Corp................  4,400       253,000
                                                  -----------
                                                      661,694
                                                  -----------
COMMUNICATIONS EQUIPMENT - 4.4%
Tellabs, Inc.*..........................  3,700       209,050
                                                  -----------
COMPUTERS & OFFICE EQUIPMENT - 1.9%
Lexmark International, Inc. Class A*....  2,000        88,625
                                                  -----------
CONSTRUCTION MATERIALS - 3.5%
Martin Marietta Materials, Inc..........  1,700        71,910
Masco Corp..............................  3,700        95,044
                                                  -----------
                                                      166,954
                                                  -----------
CONSUMER PRODUCTS - 2.4%
Philip Morris Cos., Inc.................  2,600       114,400
                                                  -----------
DATA PROCESSING - 2.4%
First Data Corp.........................  2,200       115,912
                                                  -----------
FINANCIAL SERVICES - 11.0%
American Express Co.....................  7,500       412,031
MBNA Corp...............................  1,900        70,181
The Charles Schwab Corp.................  1,300        36,888
                                                  -----------
                                                      519,100
                                                  -----------
INSURANCE - 20.9%
American International Group, Inc.......  1,250       123,203
Berkshire Hathaway, Inc. Class A*.......    2         142,000
Cincinnati Financial Corp...............  2,600       102,863
Everest Re Group, Ltd...................  1,500       107,437
FPIC Insurance Group, Inc.*.............  1,300        11,944
Horace Mann Educators Corp..............  3,200        68,400
                                          SHARES     VALUE

Loews Corp..............................  900     $    93,206
The Progressive Corp....................  400          41,450
Transatlantic Holdings, Inc.............  2,800       296,450
                                                  -----------
                                                      986,953
                                                  -----------
INVESTMENT FIRM - 5.6%
Morgan Stanley Dean Witter & Co.........  1,100        87,175
Stilwell Financial, Inc.................  4,500       177,469
                                                  -----------
                                                      264,644
                                                  -----------
MANUFACTURING - 0.2%
Vulcan Materials Co.....................  200           9,575
                                                  -----------
PACKAGING - 1.2%
Sealed Air Corp.*.......................  1,900        57,950
                                                  -----------
PUBLISHING - 6.4%
Moodys Corp.............................  6,300       161,831
The New Dun & Bradstreet Corp.*.........  5,400       139,725
                                                  -----------
                                                      301,556
                                                  -----------
RETAIL - 2.4%
Costco Wholesale Corp.*.................  2,800       111,825
                                                  -----------
TECHNOLOGY - 4.6%
Tyco International Ltd..................  3,900       216,450
                                                  -----------
TELECOMMUNICATIONS - 0.9%
TyCom Ltd.*.............................  2,000        44,750
                                                  -----------
Total Common Stock
  (cost $3,997,678).....................            4,373,157
                                                  -----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENTS - 7.2%
REPURCHASE AGREEMENT - 7.2%
State Street Bank and Trust Company,
  6.43%, 1/02/01
  (collateralized by $320,000
  U.S. Treasury Bond, 6.250%, 08/15/23
  with a value of $354,941)
  (amortized cost $343,000).............   $  343        343,000
                                                     -----------
TOTAL INVESTMENTS - 99.7%
  (cost $4,340,678).....................               4,716,157
Other assets less liabilities - 0.3%....                  12,722
                                                     -----------
NET ASSETS - 100.0%.....................             $ 4,728,879
                                                     ===========

*Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

COMMON STOCK - 87.4%
AGRICULTURE - 0.3%
Pharmacia Corp..........................  600     $    36,600
                                                  -----------
BANKS - 9.8%
Bank One Corp...........................  700          25,638
Citigroup, Inc..........................  9,333       476,566
Golden West Financial Corp..............  3,800       256,500
Wells Fargo & Co........................  8,600       478,912
                                                  -----------
                                                    1,237,616
                                                  -----------
BANKING S & L - 5.7%
Household International, Inc............  9,300       511,500
Providian Financial Corp................  3,600       207,000
                                                  -----------
                                                      718,500
                                                  -----------
COMMUNICATIONS EQUIPMENT - 4.7%
Loral Space & Communications Ltd.*......  3,100         9,881
Lucent Technologies, Inc................  12,900      174,150
Tellabs, Inc.*..........................  7,300       412,450
                                                  -----------
                                                      596,481
                                                  -----------
COMPUTERS & OFFICE EQUIPMENT - 1.6%
Lexmark International, Inc. Class A*....  4,500       199,406
                                                  -----------
CONSTRUCTION MATERIALS - 3.4%
Martin Marietta Materials, Inc..........  2,100        88,830
Masco Corp..............................  13,300      341,644
                                                  -----------
                                                      430,474
                                                  -----------
CONSUMER PRODUCTS - 2.9%
Philip Morris Cos., Inc.................  7,700       338,800
The Gillette Co.........................  900          32,513
                                                  -----------
                                                      371,313
                                                  -----------
DATA PROCESSING - 0.1%
First Data Corp.........................  300          15,806
                                                  -----------
DRUGS - 9.3%
American Home Products Corp.............  6,100       387,655
Bristol-Myers Squibb Co.................  4,700       347,506
Eli Lilly & Co..........................  800          74,450
GlaxoSmithKline Plc ADR.................  2,731       152,947
Merck & Co..............................  2,200       205,975
                                                  -----------
                                                    1,168,533
                                                  -----------
                                          SHARES     VALUE

ELECTRONICS - 3.5%
Agilent Technologies, Inc.*.............  2,000   $   109,500
Applied Materials, Inc.*................  600          22,913
Koninklijke (Royal) Philips Electronics
  N.V.*.................................  1,091        39,549
Molex, Inc..............................  1,600        56,800
Texas Instruments, Inc..................  4,500       213,187
                                                  -----------
                                                      441,949
                                                  -----------
ENERGY SOURCES - 0.4%
Devon Energy Corp.......................  900          54,873
                                                  -----------
FINANCIAL SERVICES - 6.8%
American Express Co.....................  10,300      565,856
Dow Jones & Co., Inc....................  500          28,313
Freddie Mac.............................  3,900       268,612
                                                  -----------
                                                      862,781
                                                  -----------
INDUSTRIAL PRODUCTS - 1.2%
Minnesota Mining & Manufacturing Co.....  1,200       144,600
                                                  -----------
INSURANCE - 9.5%
American International Group, Inc.......  5,500       542,094
Berkshire Hathaway, Inc. Class A*.......    3         213,000
Loews Corp..............................  800          82,850
The Chubb Corp..........................  600          51,900
The Progressive Corp....................  1,200       124,350
Transatlantic Holdings, Inc.............  1,700       179,987
                                                  -----------
                                                    1,194,181
                                                  -----------
INVESTMENT FIRM - 3.0%
Morgan Stanley Dean Witter & Co.........  3,400       269,450
Stilwell Financial, Inc.................  2,900       114,369
                                                  -----------
                                                      383,819
                                                  -----------
MACHINERY & MANUFACTURING - 0.9%
Dover Corp..............................  2,900       117,631
                                                  -----------
MANUFACTURING - 0.8%
Vulcan Materials Co.....................  2,100       100,538
                                                  -----------
PACKAGING - 1.5%
Sealed Air Corp.*.......................  6,300       192,150
                                                  -----------
PUBLISHING - 2.5%
Gannett, Inc............................  1,600       100,900
Moody's Corp............................  2,300        59,081

--------------------------------------------------------------------------------

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

The New Dun & Bradstreet Corp.*.........  3,000   $    77,625
Tribune Co..............................  1,700        71,825
                                                  -----------
                                                      309,431
                                                  -----------
REAL ESTATE COMPANIES - 0.7%
Marriott International, Inc. Class A....  2,200        92,950
                                                  -----------
RESTAURANTS - 2.2%
McDonald's Corp.........................  8,000       272,000
                                                  -----------
RETAIL - 2.6%
Costco Wholesale Corp.*.................  8,100       323,494
                                                  -----------
SOFTWARE & SERVICES - 0.5%
BMC Software, Inc.*.....................  2,900        40,600
Novell, Inc.*...........................  3,200        16,700
                                                  -----------
                                                       57,300
                                                  -----------
TECHNOLOGY - 11.0%
Hewlett Packard Co......................  9,200       290,375
Intel Corp..............................  1,800        54,113
International Business Machines Corp....  2,300       195,500
Motorola, Inc...........................  12,300      249,075
Tyco International Ltd..................  10,800      599,400
                                                  -----------
                                                    1,388,463
                                                  -----------
TELECOMMUNICATIONS - 1.1%
AT&T Corp...............................  4,300        74,444
AT&T Wireless Group*....................  1,100        19,044
TyCom Ltd.*.............................  2,100        46,987
                                                  -----------
                                                      140,475
                                                  -----------
                                          SHARES     VALUE

TRANSPORTATION - 1.4%
United Parcel Service, Inc. Class B.....  2,900   $   170,556
                                                  -----------
Total Common Stock
  (cost $10,942,469)....................           11,021,920
                                                  -----------
REAL ESTATE INVESTMENT TRUSTS - 1.5%
Avalonbay Communities, Inc..............  300          15,038
CenterPoint Properties Corp.............  3,698       174,730
                                                  -----------
Total Real Estate Investment Trusts
  (cost $179,009).......................              189,768
                                                  -----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENTS - 10.7%
REPURCHASE AGREEMENT - 10.7%
State Street Bank and Trust Company,
  6.43%, 1/02/01
  (collateralized by $1,280,000
  U.S. Treasury Note, 6.250%, 02/15/07
  with a value of $1,381,765)
  (amortized cost $1,354,000)...........   $1,354      1,354,000
                                                     -----------
TOTAL INVESTMENTS - 99.6%
  (cost $12,475,478)....................              12,565,688
Other assets less liabilities - 0.4%....                  45,483
                                                     -----------
NET ASSETS - 100.0%.....................             $12,611,171
                                                     ===========

*Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE EQUITY FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

COMMON STOCK - 92.9%
AEROSPACE & DEFENSE - 1.4%
The Boeing Co...........................    550   $   36,300
                                                  ----------
BANKS - 12.8%
BB&T Corp...............................    350       13,059
Citigroup, Inc..........................  1,350       68,935
FleetBoston Financial Corp..............  2,850      107,053
JP Morgan Chase & Co. Corp..............    700       31,806
Wells Fargo & Co........................  1,950      108,591
                                                  ----------
                                                     329,444
                                                  ----------
CHEMICALS - 1.2%
E.I. du Pont de Nemours & Co............    650       31,403
                                                  ----------
COMPUTERS & OFFICE EQUIPMENT - 1.4%
Compaq Computer Corp....................    700       10,535
Dell Computer Corp.*....................  1,500       26,156
                                                  ----------
                                                      36,691
                                                  ----------
CONGLOMERATES - 3.8%
Minnesota Mining & Manufacturing Co.....    750       90,375
Textron, Inc............................    150        6,975
                                                  ----------
                                                      97,350
                                                  ----------
CONSUMER PRODUCTS - 2.8%
Mattel, Inc.............................  1,800       25,992
The Gillette Co.........................  1,250       45,156
                                                  ----------
                                                      71,148
                                                  ----------
DRUGS - 4.1%
American Home Products Corp.............    900       57,195
Bristol-Myers Squibb Co.................    350       25,878
Merck & Co..............................    250       23,406
                                                  ----------
                                                     106,479
                                                  ----------
ELECTRIC UTILITIES - 1.6%
Exelon Corp.............................    600       42,126
                                                  ----------
ELECTRONICS - 1.0%
Jabil Circuit, Inc.*....................  1,000       25,375
                                                  ----------
ENERGY SERVICES - 0.8%
Halliburton Co..........................    600       21,750
                                                  ----------
                                          SHARES    VALUE

ENERGY SOURCES - 5.8%
Chevron Corp............................    550   $   46,440
Texaco, Inc.............................  1,200       74,550
Unocal Corp.............................    750       29,016
                                                  ----------
                                                     150,006
                                                  ----------
FINANCIAL SERVICES - 15.4%
American General Corp...................    690       56,235
Countrywide Credit Industries, Inc......  1,000       50,250
Freddie Mac.............................  2,150      148,081
Household International, Inc............  1,150       63,250
John Hancock Financial Services, Inc....  2,100       79,013
                                                  ----------
                                                     396,829
                                                  ----------
HEALTH SERVICES - 0.5%
Tenet Healthcare Corp...................    300       13,331
                                                  ----------
INSURANCE - 3.1%
AFLAC, Inc..............................    750       54,141
XL Capital Ltd. Class A.................    300       26,212
                                                  ----------
                                                      80,353
                                                  ----------
MACHINERY & MANUFACTURING - 1.8%
Caterpillar, Inc........................  1,000       47,313
                                                  ----------
MEDIA - 0.4%
Clear Channel Communications, Inc.*.....    200        9,688
                                                  ----------
METALS & MINERALS - 1.7%
Alcoa, Inc..............................  1,300       43,550
                                                  ----------
PAPER & FOREST PRODUCTS - 1.6%
Weyerhaeuser Co.........................    250       12,688
Willamette Industries, Inc..............    600       28,162
                                                  ----------
                                                      40,850
                                                  ----------
RESTAURANTS - 4.0%
McDonald's Corp.........................  3,000      102,000
                                                  ----------
RETAIL - 10.0%
CVS Corp................................  2,150      128,866
Kroger Co.*.............................  3,200       86,600
Staples, Inc.*..........................    700        8,269
The Gap, Inc............................  1,350       34,425
                                                  ----------
                                                     258,160
                                                  ----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

SOFTWARE & SERVICES - 3.1%
Computer Associates International,
  Inc...................................  1,800   $   35,100
Compuware Corp.*........................  3,100       19,375
Microsoft Corp.*........................    560       24,290
                                                  ----------
                                                      78,765
                                                  ----------
TELEPHONE - 8.3%
SBC Communications, Inc.................  1,100       52,525
Sprint Corp.............................  1,000       20,312
Verizon Communications..................  1,550       77,694
WorldCom, Inc...........................  4,450       62,578
                                                  ----------
                                                     213,109
                                                  ----------
TRANSPORTATION - 3.5%
Burlington Northern Santa Fe Corp.......  1,600       45,300
Canadian Pacific Ltd....................  1,600       45,700
                                                  ----------
                                                      91,000
                                                  ----------
                                          SHARES    VALUE

TRAVEL & LEISURE - 1.4%
Sabre Holdings Corp.....................    850   $   36,656
                                                  ----------
WASTE MANAGEMENT - 1.4%
Waste Management, Inc...................  1,300       36,075
                                                  ----------
Total Common Stock
  (cost $2,111,925).....................           2,395,751
                                                  ----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENTS - 6.9%
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 6.9%
Federal Home Loan Bank Discount Note
  5.75%, 1/02/01
  (amortized cost $178,972).............    $ 179       178,972
                                                     ----------
TOTAL INVESTMENTS - 99.8%
  (cost $2,290,897).....................              2,574,723
Other assets less liabilities - 0.2%....                  4,602
                                                     ----------
NET ASSETS - 100.0%.....................             $2,579,325
                                                     ==========

*Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE MANAGED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

COMMON STOCK - 80.5%
AEROSPACE & DEFENSE - 3.6%
The Boeing Co...........................  1,300   $    85,800
                                                  -----------
BANKS - 13.2%
Citigroup, Inc..........................  1,400        71,488
FleetBoston Financial Corp..............  700          26,294
M&T Bank Corp...........................  1,100        74,800
Wells Fargo & Co........................  2,600       144,787
                                                  -----------
                                                      317,369
                                                  -----------
BUSINESS SERVICES - 0.7%
Electronic Data Systems Corp............  300          17,325
                                                  -----------
CHEMICALS - 2.4%
Dow Chemical Co.........................  100           3,663
E.I. du Pont de Nemours & Co............  1,000        48,312
Union Carbide Corp......................  100           5,381
                                                  -----------
                                                       57,356
                                                  -----------
COMMUNICATION SERVICES - 1.9%
SBC Communications, Inc.................  950          45,362
                                                  -----------
COMPUTERS & OFFICE EQUIPMENT - 1.9%
Compaq Computer Corp....................  1,100        16,555
Dell Computer Corp.*....................  1,650        28,772
                                                  -----------
                                                       45,327
                                                  -----------
CONGLOMERATES - 6.8%
ITT Industries, Inc.....................  1,800        69,750
Minnesota Mining & Manufacturing Co.....  725          87,362
Textron, Inc............................  100           4,650
                                                  -----------
                                                      161,762
                                                  -----------
DRUGS - 4.0%
American Home Products Corp.............  850          54,018
Bristol-Myers Squibb Co.................  300          22,181
Merck & Co..............................  200          18,725
                                                  -----------
                                                       94,924
                                                  -----------
ELECTRIC UTILITIES - 0.6%
Exelon Corp.............................  200          14,042
                                                  -----------
                                          SHARES     VALUE

ELECTRONICS - 0.1%
Intel Corp..............................  100     $     3,006
                                                  -----------
ENERGY SERVICES - 1.1%
Halliburton Co..........................  750          27,188
                                                  -----------
ENERGY SOURCES - 5.5%
Anadarko Petroleum Corp.................  300          21,324
Chevron Corp............................  800          67,550
Tosco Corp..............................  400          13,575
Unocal Corp.............................  750          29,016
                                                  -----------
                                                      131,465
                                                  -----------
FINANCIAL SERVICES - 14.7%
American General Corp...................  100           8,150
Fannie Mae..............................  150          13,013
Freddie Mac.............................  3,050       210,069
Household International, Inc............  1,600        88,000
John Hancock Financial Services.........  500          18,812
PNC Financial Services Group............  200          14,612
                                                  -----------
                                                      352,656
                                                  -----------
INSURANCE - 2.3%
Aon Corp................................  200           6,850
Xl Capital Ltd. Class A.................  550          48,056
                                                  -----------
                                                       54,906
                                                  -----------
MEDIA - 0.2%
Clear Channel Communications, Inc.*.....  100           4,844
                                                  -----------
METALS & MINERALS - 1.4%
Alcoa, Inc..............................  1,000        33,500
                                                  -----------
PAPER & FOREST PRODUCTS - 1.4%
Willamette Industries, Inc..............  700          32,856
                                                  -----------
RESTAURANTS - 4.8%
McDonald's Corp.........................  3,400       115,600
                                                  -----------
RETAIL - 4.5%
CVS Corp................................  400          23,975
The Kroger Co.*.........................  3,100        83,894
                                                  -----------
                                                      107,869
                                                  -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE MANAGED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

SOFTWARE & SERVICES - 1.5%
Computer Associates International,
  Inc...................................  1,400   $    27,300
Compuware Corp.*........................  1,500         9,375
                                                  -----------
                                                       36,675
                                                  -----------
TELECOMMUNICATIONS - 4.8%
Verizon Communications..................  1,400        70,175
WorldCom, Inc.*.........................  3,150        44,297
                                                  -----------
                                                      114,472
                                                  -----------
TOYS & AMUSEMENTS - 0.5%
Mattel, Inc.............................  900          12,996
                                                  -----------
TRAVEL & LEISURE - 1.7%
AMR Corp................................  350          13,716
Sabre Holdings Corp.....................  600          25,875
                                                  -----------
                                                       39,591
                                                  -----------
                                          SHARES     VALUE

WASTE MANAGEMENT - 0.9%
Waste Management, Inc...................  800     $    22,200
                                                  -----------
Total Common Stock
  (cost $1,657,886).....................            1,929,091
                                                  -----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENT - 19.5%
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 19.5%
Federal Home Loan Bank Discount Note
  5.75%, 1/02/01
  (amortized cost $468,925).............   $  469        468,925
                                                     -----------
TOTAL INVESTMENTS - 100.0%
  (cost $2,126,811).....................               2,398,016
Other assets less liabilities - 0.0%....                  (1,136)
                                                     -----------
NET ASSETS - 100.0%.....................             $ 2,396,880
                                                     ===========

*Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE MID CAP FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

COMMON STOCK - 85.9%
CONSUMER PRODUCTS - 2.5%
Mattel, Inc.............................  13,900  $  200,716
                                                  ----------
DRUGS - 3.6%
Cambrex Corp............................  3,200      144,800
Teva Pharmaceutical Industries Ltd.
  ADR...................................  2,050      150,163
                                                  ----------
                                                     294,963
                                                  ----------
ELECTRONICS - 8.5%
APW Ltd.*...............................  4,000      135,000
Arrow Electronics, Inc.*................  8,950      256,194
AVX Corp................................  2,100       34,388
General Semiconductor, Inc.*............  9,150       57,187
Jabil Circuit, Inc.*....................  5,200      131,950
Molex, Inc. Class A.....................  1,450       36,884
Viasystems Group, Inc.*.................  4,900       40,731
                                                  ----------
                                                     692,334
                                                  ----------
ENERGY SERVICES - 2.7%
Piedmont Natural Gas Co., Inc...........  2,300       87,831
Vectren Corp............................  5,200      133,250
                                                  ----------
                                                     221,081
                                                  ----------
ENERGY SOURCES - 3.2%
Anadarko Petroleum Corp.................  3,600      255,888
                                                  ----------
FINANCIAL SERVICES - 6.6%
Countrywide Credit Industries, Inc......  5,000      251,250
John Hancock Financial Services, Inc....  7,600      285,950
                                                  ----------
                                                     537,200
                                                  ----------
HOUSEHOLD PRODUCTS - 1.4%
Avon Products, Inc......................  2,400      114,900
                                                  ----------
INSURANCE - 8.1%
Ace Ltd.................................  4,200      178,237
Everest Re Group, Ltd...................  3,400      243,525
XL Capital Ltd. Class A.................  2,650      231,544
                                                  ----------
                                                     653,306
                                                  ----------
MACHINERY & MANUFACTURING - 17.0%
Actuant Corp. Class A*..................  36,450     109,350
Carlisle Cos., Inc......................  3,350      143,840
Crane Co................................  9,300      264,469
                                          SHARES    VALUE

Dover Corp..............................  3,600   $  146,025
Parker-Hannifin Corp....................  6,950      306,669
Roper Industries, Inc...................  9,900      327,319
Zebra Technologies Corp. Class A*.......  2,100       85,673
                                                  ----------
                                                   1,383,345
                                                  ----------
MEDIA - 16.3%
Clear Channel Communications, Inc.*.....  6,510      315,328
Emmis Communications Corp. Class A*.....  6,800      195,075
Hearst-Argyle Television, Inc.*.........  4,850       99,122
Lamar Advertising Co. Class A*..........  7,900      304,891
Omnicom Group, Inc......................  1,850      153,319
WPP Group Plc ADR.......................  4,046      254,139
                                                  ----------
                                                   1,321,874
                                                  ----------
MEDICAL PRODUCTS - 5.5%
Apogent Technologies, Inc.*.............  13,200     270,600
Sybron Dental Specialties, Inc.*........  10,300     173,812
                                                  ----------
                                                     444,412
                                                  ----------
OFFICE FURNISHINGS & SUPPLIES - 1.8%
Avery Dennison Corp.....................  2,700      148,163
                                                  ----------
RESTAURANTS - 0.5%
Outback Steakhouse, Inc.*...............  1,450       37,519
                                                  ----------
RETAIL TRADE - 2.1%
The Sherwin-Williams Co.................  6,500      171,031
                                                  ----------
TRANSPORTATION - 4.0%
Canadian Pacific Ltd....................  5,800      165,663
CNF Transportation, Inc.................  4,800      162,300
                                                  ----------
                                                     327,963
                                                  ----------
TRAVEL & LEISURE - 2.1%
Continental Airlines, Inc. Class B*.....  1,500       77,437
Sabre Holdings Corp.....................  2,150       92,719
                                                  ----------
                                                     170,156
                                                  ----------
Total Common Stock
  (cost $6,665,014).....................           6,974,851
                                                  ----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE MID CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

REAL ESTATE INVESTMENT TRUST - 3.3%
WAREHOUSE & INDUSTRIAL - 3.3%
ProLogis Trust
  (cost $268,989).......................  11,950  $  265,888
                                                  ----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENT - 11.4%
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 11.4%
Federal Home Loan Bank Discount Note
  5.75%, 1/02/01
  (amortized cost $926,852).............   $  927       926,852
                                                     ----------
TOTAL INVESTMENTS - 100.6%
  (cost $7,860,855).....................              8,167,591
Other assets less
  liabilities - (0.6%)..................                (45,817)
                                                     ----------
NET ASSETS - 100.0%.....................             $8,121,774
                                                     ==========


  *  Non-income producing security
                                               ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE SMALL CAP FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

COMMON STOCK - 87.4%
AEROSPACE & DEFENSE - 1.3%
Alliant Techsystems, Inc.*..............  1,200   $   80,100
                                                  ----------
BANKS - 5.0%
American Financial Holdings, Inc........  1,700       35,063
Centura Banks, Inc......................  1,800       86,850
UCBH Holdings, Inc......................  1,500       69,937
Wilmington Trust Corp...................  1,700      105,506
                                                  ----------
                                                     297,356
                                                  ----------
BUSINESS SERVICES - 11.2%
American Management Systems, Inc.*......  5,300      105,006
Chemed Corp.............................  4,000      134,500
G & K Services, Inc. Class A............  6,500      182,813
MAXIMUS, Inc.*..........................  7,000      244,562
                                                  ----------
                                                     666,881
                                                  ----------
COMPUTERS & BUSINESS EQUIPMENT - 1.9%
RadiSys Corp.*..........................  4,300      111,263
                                                  ----------
CONSTRUCTION MATERIALS - 3.9%
Elcor Corp..............................  13,700     231,188
                                                  ----------
DRUGS - 3.4%
Cambrex Corp............................  4,500      203,625
                                                  ----------
ELECTRONICS - 4.6%
CTS Corp................................  2,500       91,094
GenRad, Inc.*...........................  18,300     183,000
                                                  ----------
                                                     274,094
                                                  ----------
ENERGY - 3.7%
Cabot Oil & Gas Corp. Class A...........  3,200       99,800
St. Mary Land & Exploration Co..........  3,600      119,925
                                                  ----------
                                                     219,725
                                                  ----------
FINANCIAL SERVICES - 8.1%
Allied Capital Corp.....................  5,400      112,725
American Capital Strategies Ltd.........  4,700      118,381
Interpool, Inc..........................  3,600       61,425
The John Nuveen Co. Class A.............  3,300      189,750
                                                  ----------
                                                     482,281
                                                  ----------
                                          SHARES    VALUE

GAS/UTILITIES - 8.0%
Atmos Energy Corp.......................  6,700      163,312
Piedmont Natural Gas Co., Inc...........  4,100   $  156,569
Vectren Corp............................  6,300      161,438
                                                  ----------
                                                     481,319
                                                  ----------
HEALTH SERVICES - 9.2%
CorVel Corp.*...........................  2,400       83,100
Hooper Holmes, Inc......................  18,700     206,822
Omnicare, Inc...........................  12,100     261,663
                                                  ----------
                                                     551,585
                                                  ----------
INSURANCE - 1.5%
Annuity and Life Re (Holdings) Ltd......  2,900       92,619
                                                  ----------
MACHINERY & MANUFACTURING - 13.0%
Cognex Corp.*...........................  3,500       77,438
Kaydon Corp.............................  4,700      116,912
Lindsay Manufacturing Co................  5,400      122,175
Roper Industries, Inc...................  4,700      155,394
SPS Technologies, Inc.*.................  3,200      175,400
Teleflex, Inc...........................  3,000      132,562
                                                  ----------
                                                     779,881
                                                  ----------
METALS & MINERALS - 1.5%
Precision Castparts Corp................  2,100       88,331
                                                  ----------
PUBLISHING - 2.5%
Houghton Mifflin Co.....................  3,200      148,400
                                                  ----------
RETAIL - 4.4%
Michaels Stores, Inc.*..................  4,900      129,850
Zale Corp.*.............................  4,500      130,781
                                                  ----------
                                                     260,631
                                                  ----------
TRANSPORTATION - 4.2%
Alaska Air Group, Inc.*.................  3,800      113,050
Kirby Corp.*............................  3,000       63,000
Midwest Express Holdings, Inc.*.........  5,100       74,906
                                                  ----------
                                                     250,956
                                                  ----------
Total Common Stock
  (cost $4,478,027).....................           5,220,235
                                                  ----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE SMALL CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

REAL ESTATE INVESTMENT TRUSTS - 5.9%
APARTMENTS - 2.0%
Gables Residential Trust................  4,200   $  117,600
                                                  ----------
DIVERSIFIED - 1.3%
Capital Automotive REIT.................  5,600       77,350
                                                  ----------
OFFICE - 2.6%
Brandywine Realty Trust.................  7,500      155,156
                                                  ----------
Total Real Estate Investment Trusts
  (cost $337,025).......................             350,106
                                                  ----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)      VALUE

SHORT TERM INVESTMENT - 7.4%

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 7.4%
Federal Home Loan Bank Discount Note
  5.75%, 1/02/01
  (amortized cost $442,929).............   $  443       442,929
                                                     ----------
TOTAL INVESTMENTS - 100.7%
  (cost $5,257,981).....................              6,013,270
Other assets less
  liabilities - (0.7%)..................                (39,856)
                                                     ----------
NET ASSETS - 100.0%.....................             $5,973,414
                                                     ==========


  *  Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                           SUN CAPITAL     SUN CAPITAL     SUN CAPITAL  SUN CAPITAL     SUN CAPITAL     SUN CAPITAL
                           MONEY MARKET  INVESTMENT GRADE  REAL ESTATE   BLUE CHIP       INVESTORS     SELECT EQUITY
                               FUND         BOND FUND         FUND      MID CAP FUND  FOUNDATION FUND      FUND
                           ------------  ----------------  -----------  ------------  ---------------  -------------
ASSETS
Investments in
  securities, at value...  $41,276,810     $41,372,517     $17,062,631  $37,897,326      $5,602,689     $14,829,711
Cash.....................          500             500            500         3,964          44,908             567
Interest and dividends
  receivable.............       89,265         537,676        105,145        19,811           4,499           5,483
Receivable for Fund
  shares sold............           --          25,704         22,476        63,368             662          29,692
Receivable due from
  adviser................           --              --             --            --          23,461           4,861
Receivable for
  investments sold.......           --              --             --       267,736              --              --
Other assets.............        3,275           4,705          1,350         3,003             807           1,501
                           -----------     -----------     -----------  -----------      ----------     -----------
Total assets.............   41,369,850      41,941,102     17,192,102    38,255,208       5,677,026      14,871,815
                           -----------     -----------     -----------  -----------      ----------     -----------
LIABILITIES
Payable for investments
  purchased..............           --       1,505,832             --       604,294              --              --
Payable for Fund shares
  redeemed...............       38,513              --             --            --              --              --
Outstanding call options
  written, at value
  (Premium received $0,
  $0, $0, $0, $1,261,
  $0)....................           --              --             --            --             487              --
Adviser fee payable......       26,245          32,518          6,309        29,034              --              --
Accrued expenses and
  other liabilities......       25,711          26,922         23,676        28,873          23,920          23,731
                           -----------     -----------     -----------  -----------      ----------     -----------
Total liabilities........       90,469       1,565,272         29,985       662,201          24,407          23,731
                           -----------     -----------     -----------  -----------      ----------     -----------
NET ASSETS...............  $41,279,381     $40,375,830     $17,162,117  $37,593,007      $5,652,619     $14,848,084
                           ===========     ===========     ===========  ===========      ==========     ===========
COMPOSITION OF NET ASSETS
Paid-in capital..........   41,281,466      40,141,591     15,699,642    37,148,701       5,993,645      16,132,827
Undistributed
  (distributions in
  excess of) net
  investment income......           --           4,343         34,194            --              --              --
Accumulated net realized
  loss on investments....       (2,085)       (398,039)       (44,127)     (912,369)       (141,735)       (419,857)
Net unrealized
  appreciation
  (depreciation) of
  investments............           --         627,935      1,472,408     1,356,675        (199,291)       (864,886)
                           -----------     -----------     -----------  -----------      ----------     -----------
                           $41,279,381     $40,375,830     $17,162,117  $37,593,007      $5,652,619     $14,848,084
                           ===========     ===========     ===========  ===========      ==========     ===========
Shares of beneficial
  interest outstanding
  (unlimited shares
  authorized without par
  value).................   41,281,466       4,204,596      1,525,702     2,698,706         581,496       1,353,117
                           ===========     ===========     ===========  ===========      ==========     ===========
Net asset value, offering
  price and redemption
  price per share (net
  assets/shares of
  beneficial interest
  outstanding)...........  $      1.00     $      9.60     $    11.25   $     13.93      $     9.72     $     10.97
                           ===========     ===========     ===========  ===========      ==========     ===========
Investments in
  securities, at cost....  $41,276,810     $40,744,582     $15,590,223  $36,540,677      $5,802,754     $15,694,597
                           ===========     ===========     ===========  ===========      ==========     ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     58

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000 (CONTINUED)                         SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                             SUN CAPITAL     SUN CAPITAL   SUN CAPITAL    SUN CAPITAL    SUN CAPITAL     SUN CAPITAL
                           DAVIS FINANCIAL  DAVIS VENTURE  VALUE EQUITY  VALUE MANAGED  VALUE MID CAP  VALUE SMALL CAP
                                FUND         VALUE FUND        FUND          FUND           FUND            FUND
                           ---------------  -------------  ------------  -------------  -------------  ---------------
ASSETS
Investments in
  securities, at value...     $4,716,157     $12,565,688    $2,574,723     $2,398,016     $8,167,591      $6,013,270
Cash.....................          1,608           1,874           542            956            162             750
Interest and dividends
  receivable.............          3,343          11,716         1,508          1,027          2,206           8,613
Receivable for Fund
  shares sold............          4,917          35,385            --             --            758             861
Receivable due from
  adviser................         23,578          18,599        25,473         25,960         24,985          22,699
Other assets.............            327             327           327            327            327             327
                              ----------     -----------    ----------     ----------     ----------      ----------
Total assets.............      4,749,930      12,633,589     2,602,573      2,426,286      8,196,029       6,046,520
                              ----------     -----------    ----------     ----------     ----------      ----------
LIABILITIES
Payable for investments
  purchased..............             --              --         2,850          8,590         50,079          51,217
Accrued expenses and
  other liabilities......         21,051          22,418        20,398         20,816         24,176          21,889
                              ----------     -----------    ----------     ----------     ----------      ----------
Total liabilities........         21,051          22,418        23,248         29,406         74,255          73,106
                              ----------     -----------    ----------     ----------     ----------      ----------
NET ASSETS...............     $4,728,879     $12,611,171    $2,579,325     $2,396,880     $8,121,774      $5,973,414
                              ==========     ===========    ==========     ==========     ==========      ==========
COMPOSITION OF NET ASSETS
Paid-in capital..........      4,293,523      12,527,411     2,303,325      2,128,283      7,885,169       5,183,418
Undistributed
  (distributions in
  excess of) net
  investment income......             --           1,554            --             --             --             240
Accumulated net realized
  gain (loss) on
  investments............         59,877          (8,004)       (7,826)        (2,608)       (70,136)         34,467
Net unrealized
  appreciation of
  investments............        375,479          90,210       283,826        271,205        306,741         755,289
                              ----------     -----------    ----------     ----------     ----------      ----------
                              $4,728,879     $12,611,171    $2,579,325     $2,396,880     $8,121,774      $5,973,414
                              ==========     ===========    ==========     ==========     ==========      ==========
Shares of beneficial
  interest outstanding
  (unlimited shares
  authorized without par
  value).................        417,728       1,282,946       228,422        212,196        789,091         500,710
                              ==========     ===========    ==========     ==========     ==========      ==========
Net asset value, offering
  price and redemption
  price per share (net
  assets/shares of
  beneficial interest
  outstanding)...........     $    11.32     $      9.83    $    11.29     $    11.30     $    10.29      $    11.93
                              ==========     ===========    ==========     ==========     ==========      ==========
Investments in
  securities, at cost....     $4,340,678     $12,475,478    $2,290,897     $2,126,811     $7,860,855      $5,257,981
                              ==========     ===========    ==========     ==========     ==========      ==========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     59

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000                  SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                           SUN CAPITAL     SUN CAPITAL     SUN CAPITAL  SUN CAPITAL     SUN CAPITAL     SUN CAPITAL
                           MONEY MARKET  INVESTMENT GRADE  REAL ESTATE   BLUE CHIP       INVESTORS     SELECT EQUITY
                               FUND         BOND FUND         FUND      MID CAP FUND  FOUNDATION FUND      FUND
                           ------------  ----------------  -----------  ------------  ---------------  -------------
INVESTMENT INCOME
  Interest...............   $1,617,459      $2,208,610     $   16,206    $   68,798      $   3,232      $    30,059
  Dividends..............           --              --        690,160        70,286         50,121           62,011
                            ----------      ----------     ----------    ----------      ---------      -----------
Total investment
  income.................    1,617,459       2,208,610        706,366       139,084         53,353           92,070
                            ----------      ----------     ----------    ----------      ---------      -----------
EXPENSES
  Investment advisory
    fee..................      124,766         177,939         90,831       151,096         37,073           71,409
  Custody and fund
    accounting...........       51,710          65,657         55,530       103,219         64,003           56,775
  Audit..................       18,601          19,351         18,857        15,855         15,855           15,855
  Legal..................       24,368          30,686          9,507        15,535          5,262            8,934
  Printing...............        8,818          13,696          5,618        11,108          3,116            6,457
  Administration.........       57,499          57,499         57,499        56,701         56,701           56,701
  Registration...........           30             157             77            --             --               --
  Transfer agency........        7,849           7,995          7,787         7,528          6,957            7,384
  Trustees fees..........        5,698           5,698          5,698         5,647          5,647            5,647
  Insurance..............        5,234           9,603          3,427         3,332          1,925            2,366
  Miscellaneous fees.....          502             501            582           501            501              502
                            ----------      ----------     ----------    ----------      ---------      -----------
Total expenses...........      305,075         388,782        255,413       370,522        197,040          232,030
                            ----------      ----------     ----------    ----------      ---------      -----------
  Less: Reduction of
    advisory fees........     (124,766)       (166,359)       (90,831)     (151,096)       (37,073)         (71,409)
       Reimbursement of
         operating
         expenses........      (18,113)             --        (44,986)      (30,556)      (115,480)         (74,930)
                            ----------      ----------     ----------    ----------      ---------      -----------
Net expenses.............      162,196         222,423        119,596       188,870         44,487           85,691
                            ----------      ----------     ----------    ----------      ---------      -----------
NET INVESTMENT INCOME
  (LOSS).................    1,455,263       1,986,187        586,770       (49,786)         8,866            6,379
                            ----------      ----------     ----------    ----------      ---------      -----------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS
  Net realized gain
    (loss) on investment
    transactions.........         (156)       (103,234)        82,610     2,057,464        253,179          158,628
  Net unrealized
    appreciation
    (depreciation) of
    investments..........           --       1,214,279      2,051,036       378,247       (602,710)      (1,920,800)
                            ----------      ----------     ----------    ----------      ---------      -----------
Net realized and
  unrealized gain (loss)
  on investments.........         (156)      1,111,045      2,133,646     2,435,711       (349,531)      (1,762,172)
                            ----------      ----------     ----------    ----------      ---------      -----------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS.............   $1,455,107      $3,097,232     $2,720,416    $2,385,925      $(340,665)     $(1,755,793)
                            ==========      ==========     ==========    ==========      =========      ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     60

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000 (CONTINUED)      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                             SUN CAPITAL     SUN CAPITAL   SUN CAPITAL    SUN CAPITAL    SUN CAPITAL     SUN CAPITAL
                           DAVIS FINANCIAL  DAVIS VENTURE  VALUE EQUITY  VALUE MANAGED  VALUE MID CAP  VALUE SMALL CAP
                                FUND*        VALUE FUND*      FUND*          FUND*          FUND*           FUND*
                           ---------------  -------------  ------------  -------------  -------------  ---------------
INVESTMENT INCOME
  Interest...............      $  8,719        $ 33,908      $  3,103       $ 15,032       $ 15,854        $ 13,478
  Dividends..............         9,809          29,426        13,953         11,646         23,418          35,231
                               --------        --------      --------       --------       --------        --------
Total investment
  income.................        18,528          63,334        17,056         26,678         39,272          48,709
                               --------        --------      --------       --------       --------        --------
EXPENSES
  Investment advisory
    fee..................        11,137          24,033         7,970          7,887         18,372          13,739
  Custody and fund
    accounting...........        25,322          32,285        24,658         25,799         35,475          28,750
  Audit..................        13,429          13,533        13,533         13,532         13,533          13,533
  Legal..................         1,961           2,524           296            297            832             510
  Printing...............           227             475           164            164            355             251
  Administration.........        26,132          26,132        26,133         26,132         26,132          26,132
  Registration...........           528             528           528            528            528             528
  Transfer agency........         1,969           1,969         1,950          1,959          1,969           1,969
  Trustees fees..........           623             623           623            623            623             623
  Insurance..............           184             184           184            184            184             184
  Miscellaneous fees.....           250             250           250            250            250             250
                               --------        --------      --------       --------       --------        --------
Total expenses...........        81,762         102,536        76,289         77,355         98,253          86,469
                               --------        --------      --------       --------       --------        --------
  Less: Reduction of
    advisory fees........       (11,137)        (24,033)       (7,970)        (7,887)       (18,372)        (13,739)
       Reimbursement of
         operating
         expenses........       (57,260)        (49,663)      (59,351)       (60,595)       (56,916)        (55,556)
                               --------        --------      --------       --------       --------        --------
Net expenses.............        13,365          28,840         8,968          8,873         22,965          17,174
                               --------        --------      --------       --------       --------        --------
NET INVESTMENT INCOME....         5,163          34,494         8,088         17,805         16,307          31,535
                               --------        --------      --------       --------       --------        --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
  Net realized gain
    (loss) on investment
    transactions.........        62,055          (8,362)       (6,247)        (2,608)       (53,212)        121,542
  Net unrealized
    appreciation
    (depreciation) of
    investments..........       375,479          90,210       283,826        271,205        306,741         755,289
                               --------        --------      --------       --------       --------        --------
Net realized and
  unrealized gain on
  investments............       437,534          81,848       277,579        268,597        253,529         876,831
                               --------        --------      --------       --------       --------        --------
NET INCREASE IN NET
  ASSETS FROM
  OPERATIONS.............      $442,697        $116,342      $285,667       $286,402       $269,836        $908,366
                               ========        ========      ========       ========       ========        ========

  * For the period from July 17, 2000 (commencement of operations) to December 31, 2000.

--------------------------------------------------------------------------------

See Notes to Financial Statements.     61

STATEMENTS OF CHANGES IN NET ASSETS
                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                  SUN CAPITAL                SUN CAPITAL                SUN CAPITAL
                               MONEY MARKET FUND      INVESTMENT GRADE BOND FUND     REAL ESTATE FUND
                           -------------------------  --------------------------  -----------------------
                            YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,
                           -------------------------  --------------------------  -----------------------
                               2000         1999          2000          1999         2000         1999
                           ------------  -----------  ------------  ------------  -----------  ----------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment
    income...............  $1,455,263    $284,851     $ 1,986,187   $   777,800   $586,770     $  327,489
  Net realized gain
    (loss) on investment
    transactions.........       (156)      (1,902)       (103,234)     (290,817)    82,610        (23,744)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........         --           --       1,214,279      (559,831)  2,051,036      (501,401)
                           ------------  -----------  -----------   -----------   -----------  ----------
Net increase (decrease)
  in net assets resulting
  from operations........  1,455,107      282,949       3,097,232       (72,848)  2,720,416      (197,656)
                           ------------  -----------  -----------   -----------   -----------  ----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............  (1,455,263)   (284,851)     (1,986,187)     (777,800)  (604,931)      (287,434)
  Net realized gain on
    investments..........         --           --              --            --    (78,902)            --
  In excess of net
    realized gain on
    investments..........         --           --              --            --    (12,419)            --
  Capital................         --           --              --            --         --        (33,588)
                           ------------  -----------  -----------   -----------   -----------  ----------
Net decrease in net
  assets from
  distributions..........  (1,455,263)   (284,851)     (1,986,187)     (777,800)  (696,252)      (321,022)
                           ------------  -----------  -----------   -----------   -----------  ----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................  69,215,004    48,385,101    24,651,759     8,769,466   9,381,700     1,520,721
  Net proceeds from
    reinvestment of
    distributions........  1,455,263      284,851       1,986,187       777,800    696,252        361,030
  Cost of shares
    redeemed.............  (43,361,575)  (37,206,858)  (5,557,285)     (538,547)  (1,028,591)    (204,778)
                           ------------  -----------  -----------   -----------   -----------  ----------
Net increase in net
  assets from capital
  stock transactions.....  27,308,692    11,463,094    21,080,661     9,008,719   9,049,361     1,676,973
                           ------------  -----------  -----------   -----------   -----------  ----------
Total increase in net
  assets.................  27,308,536    11,461,192    22,191,706     8,158,071   11,073,525    1,158,295
NET ASSETS
Beginning of year........  13,970,845    2,509,653     18,184,124    10,026,053   6,088,592     4,930,297
                           ------------  -----------  -----------   -----------   -----------  ----------
End of year+.............  $41,279,381   $13,970,845  $40,375,830   $18,184,124   $17,162,117  $6,088,592
                           ============  ===========  ===========   ===========   ===========  ==========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............  69,215,004    48,385,101     2,631,751       917,293    875,618        160,793
  Shares issued to
    shareholders from
    reinvestment
    of distributions.....  1,455,263      284,851         211,357        81,135     62,895         41,274
  Shares redeemed........  (43,361,575)  (37,206,858)    (585,837)      (56,341)   (93,525)       (22,074)
                           ------------  -----------  -----------   -----------   -----------  ----------
  Net increase
    (decrease)...........  27,308,692    11,463,094     2,257,271       942,087    844,988        179,993
                           ============  ===========  ===========   ===========   ===========  ==========
+Includes undistributed
  net investment
  income.................  $      --     $     --     $     4,343   $       767   $ 34,194     $   21,227
                           ============  ===========  ===========   ===========   ===========  ==========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     62

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                 SUN CAPITAL               SUN CAPITAL                SUN CAPITAL
                           BLUE CHIP MID CAP FUND   INVESTORS FOUNDATION FUND     SELECT EQUITY FUND
                           -----------------------  --------------------------  -----------------------
                           YEAR ENDED DECEMBER 31,   YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,
                           -----------------------  --------------------------  -----------------------
                              2000        1999*         2000         1999*         2000        1999*
                           -----------  ----------  ------------  ------------  -----------  ----------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income
    (loss)...............  $(49,786)    $(2,580   )  $    8,866    $    5,159   $  6,379     $     (816)
  Net realized gain
    (loss) on investment
    transactions.........  2,057,464    363,732         253,179        12,389    158,628        (39,740)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........   378,247     978,428        (602,710)      403,419   (1,920,800)   1,055,914
                           -----------  ----------   ----------    ----------   -----------  ----------
Net increase (decrease)
  in net assets resulting
  from operations........  2,385,925    1,339,580      (340,665)      420,967   (1,755,793)   1,015,358
                           -----------  ----------   ----------    ----------   -----------  ----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............        --         --           (8,866)       (5,159)    (6,379)            --
  In excess of net
    investment income....        --         --             (143)           --       (438)            --
  Net realized gain on
    investments..........  (2,217,983)  (200,633)      (263,195)       (2,373)  (158,628)            --
  In excess of net
    realized gain on
    investments..........  (865,958)        --         (141,733)           --   (380,116)            --
                           -----------  ----------   ----------    ----------   -----------  ----------
Net decrease in net
  assets from
  distributions..........  (3,083,941)  (200,633)      (413,937)       (7,532)  (545,561)            --
                           -----------  ----------   ----------    ----------   -----------  ----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................  31,082,721   5,507,059     2,525,738     3,463,017   11,724,575    4,173,176
  Net proceeds from
    reinvestment of
    distributions........  3,083,941    200,633         413,936         7,532    545,561             --
  Cost of shares
    redeemed.............  (2,655,809)  (66,469)       (399,452)      (16,985)  (260,311)       (48,921)
                           -----------  ----------   ----------    ----------   -----------  ----------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........  31,510,853   5,641,223     2,540,222     3,453,564   12,009,825    4,124,255
                           -----------  ----------   ----------    ----------   -----------  ----------
Total increase in net
  assets.................  30,812,837   6,780,170     1,785,620     3,866,999   9,708,471     5,139,613
NET ASSETS
Beginning of year........  6,780,170        --        3,866,999            --   5,139,613            --
                           -----------  ----------   ----------    ----------   -----------  ----------
End of year+.............  $37,593,007  $6,780,170   $5,652,619    $3,866,999   $14,848,084  $5,139,613
                           ===========  ==========   ==========    ==========   ===========  ==========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............  2,086,568    540,109         227,420       346,363    913,665        410,964
  Shares issued to
    shareholders from
    reinvestment
    of distributions.....   236,216     17,371           43,938           697     51,958             --
  Shares redeemed........  (175,312)    (6,246)         (35,307)       (1,615)   (19,190)        (4,280)
                           -----------  ----------   ----------    ----------   -----------  ----------
  Net increase...........  2,147,472    551,234         236,051       345,445    946,433        406,684
                           ===========  ==========   ==========    ==========   ===========  ==========
+Includes undistributed
  (distributions in
  excess of) net
  investment income......  $     --     $   --       $       --    $       --   $     --     $       --
                           ===========  ==========   ==========    ==========   ===========  ==========

  * For the period from September 1, 1999 (commencement of operations) to December 31, 1999.

--------------------------------------------------------------------------------

See Notes to Financial Statements.     63

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                              SUN CAPITAL         SUN CAPITAL         SUN CAPITAL         SUN CAPITAL         SUN CAPITAL
                            DAVIS FINANCIAL      DAVIS VENTURE        VALUE EQUITY       VALUE MANAGED       VALUE MID CAP
                                  FUND             VALUE FUND             FUND                FUND                FUND
                           ------------------  ------------------  ------------------  ------------------  ------------------
                              PERIOD ENDED        PERIOD ENDED        PERIOD ENDED        PERIOD ENDED        PERIOD ENDED
                           DECEMBER 31, 2000*  DECEMBER 31, 2000*  DECEMBER 31, 2000*  DECEMBER 31, 2000*  DECEMBER 31, 2000*
                           ------------------  ------------------  ------------------  ------------------  ------------------
INCREASE IN NET ASSETS
FROM OPERATIONS
  Net investment
    income...............       $    5,163        $    34,494          $    8,088           $   17,805          $   16,307
  Net realized gain
    (loss) on investment
    transactions.........           62,055             (8,362)             (6,247)              (2,608)            (53,212)
  Net unrealized
    appreciation of
    investments..........          375,479             90,210             283,826              271,205             306,741
                                ----------        -----------          ----------           ----------          ----------
Net increase in net
  assets resulting from
  operations.............          442,697            116,342             285,667              286,402             269,836
                                ----------        -----------          ----------           ----------          ----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............           (5,163)           (32,582)             (8,088)             (17,805)            (16,307)
  In excess of net
    investment income....               --                 --                  --                  (72)               (280)
  Net realized gain on
    investments..........           (2,178)                --                  --                   --                  --
  In excess of net
    realized gain on
    investments..........               --                 --              (1,579)                  --             (17,182)
                                ----------        -----------          ----------           ----------          ----------
Net decrease in net
  assets from
  distributions..........           (7,341)           (32,582)             (9,667)             (17,877)            (33,769)
                                ----------        -----------          ----------           ----------          ----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................        4,323,013         12,784,631           2,297,260            2,116,792           8,269,288
  Net proceeds from
    reinvestment of
    distributions........            7,341             32,582               9,667               17,877              33,769
  Cost of shares
    redeemed.............          (36,831)          (289,802)             (3,602)              (6,314)           (417,350)
                                ----------        -----------          ----------           ----------          ----------
Net increase in net
  assets from capital
  stock transactions.....        4,293,523         12,527,411           2,303,325            2,128,355           7,885,707
                                ----------        -----------          ----------           ----------          ----------
Total increase in net
  assets.................        4,728,879         12,611,171           2,579,325            2,396,880           8,121,774
NET ASSETS
Beginning of year........               --                 --                  --                   --                  --
                                ----------        -----------          ----------           ----------          ----------
End of year+.............       $4,728,879        $12,611,171          $2,579,325           $2,396,880          $8,121,774
                                ==========        ===========          ==========           ==========          ==========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............          420,521          1,310,604             227,879              211,149             828,843
  Shares issued to
    shareholders from
    reinvestment
    of distributions.....              690              3,488                 893                1,642               3,499
  Shares redeemed........           (3,483)           (31,146)               (350)                (595)            (43,251)
                                ----------        -----------          ----------           ----------          ----------
  Net increase...........          417,728          1,282,946             228,422              212,196             789,091
                                ==========        ===========          ==========           ==========          ==========
+Includes undistributed
  (distributions in
  excess of) net
  investment income......       $       --        $     1,554          $       --           $       --          $       --
                                ==========        ===========          ==========           ==========          ==========

                              SUN CAPITAL
                            VALUE SMALL CAP
                                  FUND
                           ------------------
                              PERIOD ENDED
                           DECEMBER 31, 2000*
                           ------------------
INCREASE IN NET ASSETS
FROM OPERATIONS
  Net investment
    income...............       $   31,535
  Net realized gain
    (loss) on investment
    transactions.........          121,542
  Net unrealized
    appreciation of
    investments..........          755,289
                                ----------
Net increase in net
  assets resulting from
  operations.............          908,366
                                ----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............          (31,535)
  In excess of net
    investment income....             (397)
  Net realized gain on
    investments..........          (86,438)
  In excess of net
    realized gain on
    investments..........               --
                                ----------
Net decrease in net
  assets from
  distributions..........         (118,370)
                                ----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................        5,149,342
  Net proceeds from
    reinvestment of
    distributions........          118,370
  Cost of shares
    redeemed.............          (84,294)
                                ----------
Net increase in net
  assets from capital
  stock transactions.....        5,183,418
                                ----------
Total increase in net
  assets.................        5,973,414
NET ASSETS
Beginning of year........               --
                                ----------
End of year+.............       $5,973,414
                                ==========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............          497,707
  Shares issued to
    shareholders from
    reinvestment
    of distributions.....           10,616
  Shares redeemed........           (7,613)
                                ----------
  Net increase...........          500,710
                                ==========
+Includes undistributed
  (distributions in
  excess of) net
  investment income......       $      240
                                ==========

  * For the period from July 17, 2000 (commencement of operations) to December 31, 2000.

--------------------------------------------------------------------------------

See Notes to Financial Statements.     64

FINANCIAL HIGHLIGHTS
                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                                  SUN CAPITAL                 SUN CAPITAL                  SUN CAPITAL
                               MONEY MARKET FUND       INVESTMENT GRADE BOND FUND       REAL ESTATE FUND
                           -------------------------  ----------------------------  -------------------------
                            YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,
                           -------------------------  ----------------------------  -------------------------
                            2000     1999     1998*     2000      1999     1998*     2000     1999     1998*
                           -------  -------  -------  --------  --------  --------  -------  -------  -------
NET ASSET VALUE,
  BEGINNING OF PERIOD....  $1.000   $1.000   $1.000   $ 9.340   $ 9.970   $10.000   $8.940   $9.850   $10.000
                           -------  -------  -------  -------   -------   -------   -------  -------  -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment
    income...............  0.057    0.045    0.003      0.626     0.576     0.034   0.388    0.477      0.082
  Net realized and
    unrealized gain
    (loss)
    on investments.......     --       --       --      0.260    (0.630)   (0.030)  2.402    (0.888)   (0.152)
                           -------  -------  -------  -------   -------   -------   -------  -------  -------
  Total from Investment
    Operations...........  0.057    0.045    0.003      0.886    (0.054)    0.004   2.790    (0.411)   (0.070)
                           -------  -------  -------  -------   -------   -------   -------  -------  -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............  (0.057)  (0.045)  (0.003)   (0.626)   (0.576)   (0.034)  (0.417)  (0.447)   (0.080)
  Net realized gain on
    investments..........     --       --       --         --        --        --   (0.054)     --         --
  In excess of net
    realized gains on
    investments..........     --       --       --         --        --        --   (0.009)     --         --
  Capital................     --       --       --         --        --        --      --    (0.052)       --
                           -------  -------  -------  -------   -------   -------   -------  -------  -------
  Total distributions....  (0.057)  (0.045)  (0.003)   (0.626)   (0.576)   (0.034)  (0.480)  (0.499)   (0.080)
                           -------  -------  -------  -------   -------   -------   -------  -------  -------
NET ASSET VALUE, END OF
  PERIOD.................  $1.000   $1.000   $1.000   $ 9.600   $ 9.340   $ 9.970   $11.250  $8.940   $ 9.850
                           =======  =======  =======  =======   =======   =======   =======  =======  =======
TOTAL RETURN(b)..........   5.90%    4.63%    0.31%      9.86%    (0.56)%    0.04%  31.30%   (3.98)%    (0.71)%
                           =======  =======  =======  =======   =======   =======   =======  =======  =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................  $41,279  $13,971  $2,510   $40,376   $18,184   $10,026   $17,162  $6,089   $ 4,930
Ratios to average net
  assets:
  Net expenses(a)........   0.65%    0.65%    0.65%      0.75%     0.75%     0.75%   1.25%    1.25%      1.25%
  Gross expenses(a)......   1.22%    2.70%   12.29%      1.31%     1.98%     4.10%   2.67%    3.39%      7.44%
  Net investment
    income(a)............   5.83%    4.69%    4.48%      6.70%     6.00%     5.01%   6.13%    6.09%     12.16%
Portfolio turnover
  rate...................   N/A      N/A      N/A          69%       78%        3%     15%      13%         2%

  * For the period December 7, 1998 (commencement of operations) to December 31, 1998.
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                              SUN CAPITAL        SUN CAPITAL
                           BLUE CHIP MID CAP      INVESTORS         SUN CAPITAL
                                  FUND         FOUNDATION FUND   SELECT EQUITY FUND
                           ------------------  ----------------  ------------------
                               YEAR ENDED         YEAR ENDED         YEAR ENDED
                              DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                           ------------------  ----------------  ------------------
                             2000     1999*     2000     1999*     2000     1999*
                           --------  --------  -------  -------  --------  --------
NET ASSET VALUE,
  BEGINNING OF PERIOD....  $12.300   $10.000   $11.190  $10.000  $12.640   $10.000
                           -------   -------   -------  -------  -------   -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment
    income...............   (0.018)       --     0.017    0.015    0.005        --
  Net realized and
    unrealized gain
    (loss) on
    investments..........    2.994     2.683    (0.708)   1.197   (1.251)    2.640
                           -------   -------   -------  -------  -------   -------
  Total from Investment
    Operations...........    2.976     2.683    (0.691)   1.212   (1.246)    2.640
                           -------   -------   -------  -------  -------   -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............       --        --    (0.017)  (0.015)  (0.005)       --
  In excess of net
    investment income....       --        --      --(c)      --     --(c)       --
  Net realized gain on
    investments..........   (0.968)   (0.383)   (0.495)  (0.007)  (0.123)       --
  In excess of net
    realized gain on
    investments..........   (0.378)       --    (0.267)      --   (0.296)       --
                           -------   -------   -------  -------  -------   -------
  Total distributions....   (1.346)   (0.383)   (0.779)  (0.022)  (0.424)       --
                           -------   -------   -------  -------  -------   -------
NET ASSET VALUE, END OF
  PERIOD.................  $13.930   $12.300   $ 9.720  $11.190  $10.970   $12.640
                           =======   =======   =======  =======  =======   =======
TOTAL RETURN(b)..........    24.96%    27.07%    (5.94)%   12.13%   (9.71)%   26.40%
                           =======   =======   =======  =======  =======   =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................  $37,593   $ 6,780   $ 5,653  $ 3,867  $14,848   $ 5,140
Ratios to average net
  assets:
  Net expenses(a)........     1.00%     1.00%     0.90%    0.90%    0.90%     0.90%
  Gross expenses(a)......     1.96%     4.11%     3.99%    5.12%    2.44%     4.25%
  Net investment income
    (loss)(a)............    (0.26)%   (0.16)%    0.18%    0.46%    0.07%    (0.06)%
Portfolio turnover
  rate...................      138%       51%       82%      31%     271%       51%

  * For the period September 1, 1999 (commencement of operations) to December 31, 1999.
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)  Amount is less than $0.001 per share.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                              SUN CAPITAL         SUN CAPITAL         SUN CAPITAL         SUN CAPITAL         SUN CAPITAL
                            DAVIS FINANCIAL      DAVIS VENTURE        VALUE EQUITY       VALUE MANAGED       VALUE MID CAP
                                  FUND             VALUE FUND             FUND                FUND                FUND
                           ------------------  ------------------  ------------------  ------------------  ------------------
                              PERIOD ENDED        PERIOD ENDED        PERIOD ENDED        PERIOD ENDED        PERIOD ENDED
                           DECEMBER 31, 2000*  DECEMBER 31, 2000*  DECEMBER 31, 2000*  DECEMBER 31, 2000*  DECEMBER 31, 2000*
                           ------------------  ------------------  ------------------  ------------------  ------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....       $10.000             $10.000              $10.000            $10.000             $10.000
                                -------             -------              -------            -------             -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment
    income...............         0.013               0.028                0.036              0.085               0.021
  Net realized and
    unrealized gain
    (loss) on
    investments..........         1.325              (0.172)^              1.297              1.300               0.312
                                -------             -------              -------            -------             -------
  Total from Investment
    Operations...........         1.338              (0.144)               1.333              1.385               0.333
                                -------             -------              -------            -------             -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............        (0.013)             (0.026)              (0.038)            (0.085)             (0.021)
  In excess of net
    investment income....            --                  --                   --               --(c)               --(c)
  Net realized gain on
    investments..........        (0.005)                 --                   --                 --                  --
  In excess of net
    realized gain on
    investments..........            --                  --               (0.005)                --              (0.022)
                                -------             -------              -------            -------             -------
  Total distributions....        (0.018)             (0.026)              (0.043)            (0.085)             (0.043)
                                -------             -------              -------            -------             -------
NET ASSET VALUE, END OF
  PERIOD.................       $11.320             $ 9.830              $11.290            $11.300             $10.290
                                =======             =======              =======            =======             =======
TOTAL RETURN(b)..........         13.39%              (1.42)%              13.35%             13.88%               3.37%
                                =======             =======              =======            =======             =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................       $ 4,729             $12,611              $ 2,579            $ 2,397             $ 8,122
Ratios to average net
  assets:
  Net expenses(a)........          0.90%               0.90%                0.90%              0.90%               1.00%
  Gross expenses(a)......          5.50%               3.20%                7.65%              7.84%               4.27%
  Net investment income
    (loss)(a)............          0.35%               1.08%                0.81%              1.80%               0.71%
Portfolio turnover
  rate...................             1%                  0%                  38%                32%                 36%

                              SUN CAPITAL
                            VALUE SMALL CAP
                                  FUND
                           ------------------
                              PERIOD ENDED
                           DECEMBER 31, 2000*
                           ------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....       $10.000
                                -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment
    income...............         0.065
  Net realized and
    unrealized gain
    (loss) on
    investments..........         2.109
                                -------
  Total from Investment
    Operations...........         2.174
                                -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............        (0.065)
  In excess of net
    investment income....        (0.001)
  Net realized gain on
    investments..........        (0.178)
  In excess of net
    realized gain on
    investments..........            --
                                -------
  Total distributions....        (0.244)
                                -------
NET ASSET VALUE, END OF
  PERIOD.................       $11.930
                                =======
TOTAL RETURN(b)..........         21.91%
                                =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................       $ 5,973
Ratios to average net
  assets:
  Net expenses(a)........          1.00%
  Gross expenses(a)......          5.02%
  Net investment income
    (loss)(a)............          1.83%
Portfolio turnover
  rate...................            42%

  * For the period July 17, 2000 (commencement of operations) to December 31, 2000.
  ^ The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)  Amount is less than $0.001 per share.

NOTES TO FINANCIAL STATEMENTS                         SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

NOTE A -- ORGANIZATION

Sun Capital Advisers Trust (the "Trust") is registered under the Investment Company Act of 1940 as amended (the "1940 Act") as an open-end management investment company. The Trust was established as a Delaware business trust under the laws of Delaware by an Agreement and Declaration of Trust dated July 13, 1998. It currently consists of twelve funds (each referred to as a "Fund" collectively as "the Funds"), which are offered only to qualified pension and retirement plans and variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Funds are the Sun Capital Money Market Fund ("Money Market Fund"), Sun Capital Investment Grade Bond Fund ("Investment Grade Bond Fund"), the Sun Capital Real Estate Fund ("Real Estate Fund"), Sun Capital Blue Chip Mid Cap Fund ("Blue Chip Mid Cap Fund"), Sun Capital Investors Foundation Fund ("Investors Foundation Fund"), Sun Capital Select Equity Fund ("Select Equity Fund"), Sun Capital Davis Financial Fund ("Davis Financial Fund"), Sun Capital Davis Venture Value Fund ("Davis Venture Value Fund"), Sun Capital Value Equity Fund ("Value Equity Fund"), Sun Capital Value Managed Fund ("Value Managed Fund"), Sun Capital Value Mid Cap Fund ("Value Mid Cap Fund"), and the Sun Capital Value Small Cap Fund ("Value Small Cap Fund"). Each of the Funds, other than the Real Estate Fund and the Select Equity Fund, are classified as diversified funds under the 1940 Act. The Money Market Fund, Investment Grade Bond Fund, and the Real Estate Fund commenced operations on December 7, 1998. The Blue Chip Mid Cap Fund, the Investors Foundation Fund, and the Select Equity Fund commenced operations on September 1, 1999. The Davis Financial Fund, the Davis Venture Value Fund, the Value Equity Fund, the Value Managed Fund, the Value Mid Cap Fund, and the Value Small Cap Fund commenced operations on July 17, 2000.

NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

VALUATION OF INVESTMENTS

Securities for which exchange quotations are readily available are valued at the last sales price, or, if no sales occurred on that day, at the mean between the closing bid and asked prices. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Short-term securities maturing in 60 days or less are valued at cost plus earned discount to maturity (amortized cost), which approximates market value. Securities for which current market quotations are not readily available are stated at fair value as determined in good faith under the direction of the Board of Trustees.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values its securities initially at cost, and thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

INVESTMENT TRANSACTIONS AND INCOME

Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost for both financial statement and federal income tax purposes.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for Federal tax purposes. Each Fund has qualified and intends to elect and continue to qualify each year to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Funds will not be subject to Federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a Federal excise tax.

A portion of the dividend income recorded by the Real Estate Fund is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction to the cost basis of the securities held.

At December 31, 2000, the following Funds have available for federal income tax purposes capital loss carryovers which can be used to offset certain future realized capital gains.

                                       EXPIRES DECEMBER 31,
                                     ------------------------
                                     2006    2007      2008
                                     ----  --------  --------
Money Market Fund..................  $27   $  1,902  $    157
Investment Grade Bond Fund.........   --    195,936   191,014
Davis Venture Value Fund...........   --         --     4,588
Value Managed Fund.................   --         --        35

Under current tax law, certain capital losses realized after October 31 within taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2000, the following Funds elected to defer net losses arising between November 1, 2000 and December 31, 2000.

                                                     AMOUNT
                                                    --------
Investment Grade Bond Fund........................  $  2,375
Blue Chip Mid Cap Fund............................    77,840
Investors Foundation Fund.........................   115,453
Select Equity Fund................................   251,163
Davis Venture Value Fund..........................     3,416
Value Mid Cap Fund................................    34,159

DOLLAR ROLL TRANSACTIONS

The Investment Grade Bond Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. The Fund will only enter into "covered" rolls. A "covered" roll is a specific type of dollar roll for which there is an offsetting cash position or liquid security position. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will be substantially similar as to type, coupon and maturity as those sold. The Fund is paid a fee for entering into a dollar roll transaction, that is

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

accrued as income over the life of the dollar roll contract. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principle payments on the securities sold. The proceeds of the sale will generally be invested in additional instruments for the Fund, and the income from these investments, together with any additional fee income received on the dollar roll transaction, will generally exceed the interest income that would have been earned on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

REPURCHASE AGREEMENTS

In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals 102% of the principle amount of the repurchase transaction. The value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. There is the risk that the collateral may be insufficient to meet the obligation in the event of default.

WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS

The Funds may purchase or sell securities on a when issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions and such transactions may involve a risk of loss if the value of the underlying security declines prior to the settlement date. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices and yields. In connection with such purchases the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such agreements for the purpose of investment leverage.

OPTIONS

A Fund may purchase and write (sell) call and put options on any securities in which it may invest or on any securities index based on securities in which it may invest. A Fund may write covered put and call options and purchase put and call options for hedging or investment purposes. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premium paid. The proceeds from securities sold through the exercise of put options are decreased by the premium paid.

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are recorded by a Fund on the expiration date as realized gains from options transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price.

Exchange-traded options are valued at the last sale price in the market where such contracts are principally traded.

EXPENSES

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a particular Fund are allocated evenly among the affected Funds, allocated on the basis of relative net assets, or otherwise allocated among the Funds as the Trustees may direct or approve.

DIVIDENDS AND DISTRIBUTIONS

The Money Market Fund and Investment Grade Bond Fund declare dividends daily from net investment income, if any. The Real Estate Fund, Blue Chip Mid Cap Fund, Investors Foundation Fund, Select Equity Fund, Davis Financial Fund, Davis Venture Value Fund, Value Equity Fund, Value Managed Fund, Value Mid Cap Fund, and Value Small Cap Fund, distribute net investment income, if any, annually. Each Fund distributes its net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. During the year ended December 31, 2000, the following amounts were reclassified due to differences between book and tax accounting for paydowns, real estate investment trust income, and net operating losses. These changes had no effect on the net assets or net asset value per share of each Fund.

                                                   INCREASE (DECREASE)
                                     ------------------------------------------------
                                                UNDISTRIBUTED
                                              (DISTRIBUTIONS IN    ACCUMULATED NET
                                     PAID IN   EXCESS OF) NET    REALIZED GAIN (LOSS)
                                     CAPITAL  INVESTMENT INCOME     ON INVESTMENTS
                                     -------  -----------------  --------------------
Investment Grade Bond..............  $    --       $ 3,576             $ (3,576)
Real Estate Fund...................      580        31,128              (31,708)
Blue Chip Mid Cap..................   (3,375)       49,786              (46,411)
Investors Foundation Fund..........     (141)          143                   (2)
Select Equity Fund.................     (437)          438                   (1)
Davis Venture Value Fund...........       --          (358)                 358
Value Managed Fund.................      (72)           72                   --
Value Mid Cap Fund.................     (538)          280                  258
Value Small Cap Fund...............       --           637                 (637)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

NOTE C -- INVESTMENT ADVISORY AND OTHER RELATED PARTY AGREEMENTS

INVESTMENT ADVISORY AGREEMENT

Sun Capital Advisers, Inc. (the "Adviser") is the investment adviser to the Money Market Fund, Investment Grade Bond Fund, and Real Estate Fund under an investment advisory agreement with the Trust dated November 4, 1998. The Adviser is the investment adviser to the Blue Chip Mid Cap Fund, Investors Foundation Fund and Select Equity Fund under separate investment advisory agreements with the Trust dated August 27, 1999. The Adviser is the investment adviser to the Davis Financial Fund, Davis Venture Value Fund, Value Equity Fund, Value Managed Fund, Value Mid Cap Fund and Value Small Cap Fund under separate investment advisory agreements with the Trust dated May 1, 2000. The Adviser is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), ("Sun Life (U.S.)") which is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life of Canada"). Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), a holding company, is the ultimate parent of Sun Life of Canada and the Adviser. The Adviser has retained Wellington Management Company LLP at its own cost, as subadviser for Blue Chip Mid Cap Fund, Investors Foundation Fund and Select Equity Fund, Davis Selected Advisers L.P., as subadviser for the Davis Financial Fund and the Davis Venture Value Fund and OpCap Advisors, as subadviser for the Value Equity Fund, Value Managed Fund, Value Mid Cap Fund and Value Small Cap Fund.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under the advisory agreement, the Trust pays compensation monthly to the Adviser at the following annual rates based on the average daily net assets of each Fund taken separately: 0.50% of average daily net assets for the Money Market Fund; 0.60% of the average daily net assets for the Investment Grade Bond Fund; 0.95% of the average daily net assets for the Real Estate Fund; 0.80% of the average daily net assets for the Blue Chip Mid Cap Fund; 0.75% of the average daily net assets for the Investors Foundation Fund; 0.75% of the average daily net assets for the Select Equity Fund; 0.75% of the average daily net assets for the Davis Financial Fund; 0.75% of the average daily net assets for the Davis Venture Value Fund; 0.80% of the average daily net assets for the Value Equity Fund; 0.80% of the average daily net assets for the Value Managed Fund; 0.80% of the average daily net assets for the Value Mid Cap Fund; 0.80% of the average daily net assets for the Value Small Cap Fund. The advisory fee for the Blue Chip Mid Cap Fund, Investors Foundation Fund and Select Equity Fund declines to 0.75%, 0.70% and 0.70%, respectively, for daily net assets exceeding $300 million. The advisory fee for each of Value Equity Fund, Value Managed Fund, Value Mid Cap Fund and Value Small Cap Fund declines to 0.75% as each Fund's daily net assets reach between $400 and $800 million and then declines to 0.70% as each Fund's daily net assets exceed $800 million. The advisory fee for each of Davis Financial Fund and Davis Venture Value Fund declines to 0.70% as each Fund's daily net assets exceed $500 million.

LIMITATIONS

The Adviser has voluntarily agreed to reduce its advisory fee and to reimburse each Fund's other expenses to reduce each Fund's total annual operating expenses to 0.65%, 0.75%, 1.25%, 1.00%, 0.90%, 0.90%, 0.90%, 0.90%, 0.90%, 0.90%, 1.00%,
and 1.00% of average daily net assets for the Money Market Fund, Investment Grade Bond Fund, Real Estate Fund, Blue Chip Mid Cap Fund, Investors Foundation Fund, Select Equity Fund, Davis Financial Fund, Davis Venture Value Fund, Value Equity Fund, Value Managed Fund, Value Mid Cap Fund, and Value Small Cap Fund, respectively. The Adviser has contractually agreed to maintain the above limits until May 1, 2001. For the period ended December 31, 2000, the Adviser voluntarily waived all investment advisory fees except on the Investment Grade Bond Fund, where the Adviser waived a portion of their fees amounting to $166,359. The Adviser also reimbursed the Funds for other operating expenses in the amounts of $18,113, $0, $44,986, $30,556, $115,480, $74,930, $57,260,
$49,663, $59,351, $60,595, $56,916 and $55,556 for the Money Market Fund,
Investment Grade Bond Fund, Real Estate Fund, Blue Chip Mid Cap Fund, Investors Foundation Fund, Select Equity Fund, Davis Financial Fund, Davis Venture Value Fund, Value Equity Fund, Value Managed Fund, Value

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Mid Cap Fund, and Value Small Cap Fund, respectively. To the extent that a Fund's total expense ratio falls below the expense limit stated above in future years, the Adviser reserves the right to be reimbursed for management fees waived and fund expenses paid by it during the prior two fiscal years.

TRUSTEES' COMPENSATION

Trustees' fees are paid by the Trust to each independent trustee of the Trust. The Trust pays no compensation directly to its Trustees or officers who are affiliated with the Adviser, Sun Life (U.S.) or Sun Life of Canada, all of whom receive remuneration for their services to the Trust from the Adviser, Sun Life (U.S.) or Sun Life of Canada. Certain officers and Trustees of the Trust are officers and directors of the Adviser, Sun Life (U.S.) or Sun Life of Canada.

NOTE D -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for the year ended December 31, 2000 were as follows:

                                   NON-                      NON-
                                GOVERNMENT   GOVERNMENT   GOVERNMENT   GOVERNMENT
                                 PURCHASES    PURCHASES      SALES        SALES
                                -----------  -----------  -----------  -----------
Investment Grade Bond Fund....  $17,897,408  $24,042,423  $ 6,918,174  $12,260,729
Real Estate Fund..............    9,808,410           --    1,404,861           --
Blue Chip Mid Cap Fund........   53,239,228           --   25,511,927           --
Investors Foundation Fund.....    6,013,620      113,123    3,893,957       78,279
Select Equity Fund............   35,656,044           --   24,682,020           --
Davis Financial Fund*.........    4,101,373           --       21,750           --
Davis Venture Value Fund*.....   10,999,685      203,028       27,855           --
Value Equity Fund*............    2,799,930      118,267      763,446       36,578
Value Managed Fund*...........    2,055,333      145,990      528,451       12,378
Value Mid Cap Fund*...........    8,770,208           --    1,782,999           --
Value Small Cap Fund*.........    6,232,375           --    1,538,865           --

*  For the period July 17, 2000 (commencement of operations) to December 31,
2000.

Purchases and sales, including maturities, of short-term securities by the Money Market Fund for the year ended December 31, 2000 were $250,065,845 and $224,308,372, respectively.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at December 31, 2000 were as follows:

                                                       GROSS UNREALIZED        NET UNREALIZED
                                                 ----------------------------  APPRECIATION/
                                IDENTIFIED COST  APPRECIATION  (DEPRECIATION)  (DEPRECIATION)
                                ---------------  ------------  --------------  --------------
Money Market Fund.............    $41,276,810     $       --    $        --      $       --
Investment Grade Bond Fund....     40,753,296        991,609       (372,388)        619,221
Real Estate Fund..............     15,606,753      1,606,202       (150,324)      1,455,878
Blue Chip Mid Cap Fund........     37,375,206      2,861,099     (2,338,979)        522,120
Investors Foundation Fund.....      5,829,036        618,169       (844,516)       (226,347)
Select Equity Fund............     15,863,292        457,556     (1,491,137)     (1,033,581)
Davis Financial Fund..........      4,340,678        521,954       (146,475)        375,479
Davis Venture Value Fund......     12,475,449        954,363       (864,124)         90,239
Value Equity Fund.............      2,328,409        349,357       (103,045)        246,312
Value Managed Fund............      2,129,384        344,695        (76,063)        268,632
Value Mid Cap Fund............      7,896,832        727,777       (457,018)        270,759
Value Small Cap Fund..........      5,257,741        811,868        (56,339)        755,529

WRITTEN OPTION TRANSACTIONS

Transactions in written options for the Investors Foundation Fund for the year ended December 31, 2000 were as follows:

                                          NUMBER OF  AMOUNT OF
                                          CONTRACTS  PREMIUMS
                                          ---------  ---------
Options outstanding at beginning of
 year...................................       --     $   --
Options written.........................       13      1,261
                                           ------     ------
Options outstanding at end of year......       13     $1,261
                                           ======     ======

ADOPTION OF REVISED AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Funds have adopted the provisions of the Guide, which is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Guide will require investment companies to amortize premiums and discounts on debt securities. The Funds currently follow this policy and therefore the Adviser does not anticipate that the adoption of the Guide will have any material effect on the financial statements.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2000, the following Funds paid distributions which were designated as 20% long-term capital gains dividends:

                                                     AMOUNT
                                                    --------
Real Estate Fund..................................  $221,480
Blue Chip Mid Cap Fund............................   123,414
Investors Foundation Fund.........................    70,653
Select Equity Fund................................   146,086
Value Mid Cap Fund................................       111
Value Small Cap Fund..............................     1,149

                                                      SUN CAPITAL ADVISERS TRUST

--------------------------------------------------------------------------------

                             TRUSTEES AND OFFICERS
                            GRAHAM E. JONES, TRUSTEE
                          ANTHONY C. PADDOCK, TRUSTEE
                        WILLIAM N. SEARCY, JR., TRUSTEE
             C. JAMES PRIEUR, CHAIRMAN, EXECUTIVE V.P. AND TRUSTEE
                JAMES M.A. ANDERSON, PRESIDENT, CEO AND TRUSTEE
                       JAMES F. ALBAN, TREASURER AND CFO
                      SUSAN J. WALSH, ASSISTANT TREASURER
                      DAVEY S. SCOON, ASSISTANT TREASURER
                         RICHARD GORDON, VICE PRESIDENT
                        HOWARD C. GREENE, VICE PRESIDENT
                        JOHN T. DONNELLY, VICE PRESIDENT
                           MAURA A. MURPHY, SECRETARY
                    NICOLE M. TREMBLAY, ASSISTANT SECRETARY

                               INVESTMENT ADVISER
                           SUN CAPITAL ADVISERS, INC.
                          ONE SUN LIFE EXECUTIVE PARK
                           WELLESLEY HILLS, MA 02481

                              INDEPENDENT AUDITORS
                             DELOITTE & TOUCHE LLP
                              200 BERKELEY STREET
                                BOSTON, MA 02116

                    ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT
                       STATE STREET BANK & TRUST COMPANY
                              225 FRANKLIN STREET
                                BOSTON, MA 02110

                                 LEGAL COUNSEL
                               HALE AND DORR LLP
                                60 STATE STREET
                                BOSTON, MA 02109

This report must be preceded or accompanied by a prospectus for Sun Capital Advisers Trust which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.